            CrestFunds(R), Inc.
                  Annual Report

              November 30, 1995


              Cash Reserve Fund

       U.S. Treasury Money Fund

            Tax Free Money Fund

         Limited Term Bond Fund

         Intermediate Bond Fund

           Government Bond Fund

Virginia Intermediate Municipal
                      Bond Fund

   Virginia Municipal Bond Fund

                     Value Fund

      Capital Appreciation Fund

            Special Equity Fund

                                           CRESTFUNDS, INC.(R)

DEAR CRESTFUNDS SHAREHOLDER:

We are pleased to report on an exceptional year for stocks and bonds. This was a period when everything fell into place for long-term investors, as a combination of moderate economic growth, low inflation and strong corporate profits led to one of the best years in the history of the financial markets. By our calculation, this was the ninth best year for stocks and third best for bonds since 1926.

At this time last year, we encouraged shareholders to take heart after what had been a disappointing 1994. As we've said before, one year does not determine investment success or failure. So now, after such a great year we may need to temper our enthusiasm relative to the long-term realities of the financial markets.

A REVIEW OF 1995: THE ECONOMY AND FINANCIAL MARKETS

We began the fiscal year with a booming economy and with interest rates at relatively high levels. The economy had been in a strong uptrend for over a year and interest rates had risen dramatically in anticipation of higher inflation. As it turned out, the inflationary pressures never developed, but the rise in interest rates did contribute to a cooling down in the economy.

Signs of slower economic growth and modest inflation spurred a major reversal in the level of interest rates, a trend that was reinforced by actions of the Federal Reserve. Over the course of the fiscal year, the yield on 90-day Treasury bills declined from 5.70% to 5.46%, while the yield on 30-year Treasury bonds fell from 7.99% to 6.13%. For the fiscal year, the total return from Treasury bills was 5.48%, while the Lehman Government/Corporate Intermediate Index recorded a 14.51% return.

Lower interest rates also helped stocks as investors saw declining returns from money market securities and bonds. Additionally, corporate profit growth remained strong in the aggregate. The combination of these factors attracted record cash flows into the stock market, propelling all indices to record levels. For example, the Standard & Poor's 500(R) had a total return of 36.98% for the fiscal year, while the NASDAQ composite produced 41.17%.

THE ECONOMIC OUTLOOK FOR 1996

We anticipate that the slower economic conditions of 1995 will continue into 1996 for several reasons. First, this expansion is now over five years old suggesting that there is little if any pent-up demand left from the previous downturn. Consumer purchases that were delayed have now been made. Secondly, employment conditions have weakened over the past year, both from slower economic growth and the continuation of corporate consolidations and downsizing. Consumer confidence has declined, while debt burdens have risen. Finally, government spending is being reined in from pressure to balance the budget. There is unlikely to be any real fiscal stimulus to the economy for many years.

The good news is that interest rates have declined substantially, lowering the cost of borrowing for the government, corporations and consumers. This will contribute to a lower budget deficit and additional purchasing power for corporations and consumers.

All said, it is a mixed picture for the economy, with little to suggest a boom or a bust. We look for real Gross Domestic Product to grow about 2% in 1996 and for inflation to remain below 3%.

THE OUTLOOK FOR THE FINANCIAL MARKETS

We remain generally optimistic on the outlook for stocks and bonds, mainly because we believe that inflation will remain subdued. While we have had inflationary bursts in certain commodity prices in recent years, the overall disinflationary trend has persisted for over a decade. The forces that underlie this trend, such as greater global competition and floating exchange rates, have compelled governments and corporations to strengthen their cost management disciplines in order to succeed. We do not see these pressures receding in the near future.

While investors have gradually recognized that inflation is less of a threat, there is still room for further declines in interest rates. Returns from money market securities are expected to drift lower in 1996 as the Federal Reserve eases monetary policy further. This should also lead to lower bond yields and some further price appreciation for bond investors. The stock market would be helped by lower interest rates, but unlike 1995, profit growth is expected to be less robust, suggesting a more selective, more volatile environment for 1996.

On behalf of all of us who manage CrestFunds, let me thank you for the opportunity to serve you. Please let us know if there is more we can do to help you fulfill your investment objectives.

Sincerely,

THOMAS D. HOGAN
Chairman
Capitoline Investment Services Incorporated
A wholly-owned subsidiary of Crestar Bank

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Limited Term Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 1 and 5 years.

YEAR IN REVIEW

FOR BOND INVESTORS, THE FISCAL YEAR ENDING NOVEMBER 30, 1995 WAS THE EXACT OPPOSITE OF 1994. Bond prices generally rose throughout the year, affording bond market participants double digit returns most frequently achieved in the equity markets. The driving force behind this market move was the Federal Reserve action taken in 1994 when the Fed raised interest rates 6 times in an attempt to slow the torrid pace of growth experienced in 1993 and early 1994. This objective was achieved in 1995 as consumers found it more expensive to finance major purchases ranging from home mortgages to items charged via credit cards and manufacturers found it more expensive to pursue expansion plans. As the consumer and the manufacturing sectors began to feel the pinch caused by the higher cost of money, the economy slowed to a more moderate, non-inflationary level during 1995. Additionally, the inflation outlook continued to improve throughout 1995 as producers found it difficult to pass along price increases. The consumer price index has only increased at a 2.6% rate since November 1994. The combination of moderate economic growth and a low inflation rate resulted in one of the best bond markets in history.
  THE CRESTFUNDS LIMITED TERM BOND FUND RESPONDED TO THESE MARKET CONDITIONS by extending maturities and repositioning the portfolio along different points on the yield curve. The majority of this extension occurred during the first quarter of 1995 when the fund's average maturity was increased from 3.0 years to
3.9 years. Purchases were made in four and five year notes as one year maturities were reduced. As the bond market continued to go higher throughout the summer, the average maturity was slightly reduced in an attempt to capture some of the gains achieved earlier in the year and to reduce the Fund's exposure to interest rate risk. Other strategies that worked in the Fund's favor included reducing federal agency notes in favor of short asset-backed securities purchased to improve the Fund's overall yield. Asset backed securities were also favored over short-term corporate bonds for new purchases as the yields offered superior returns over similar maturity treasuries. Cash positions were kept minimal throughout the year. At fiscal year end the Fund's average maturity was
3.4 years, slightly over the mid point of the Fund's allowable maturity range of 1 to 5 years.
  LOOKING AHEAD TO 1996, THE BOND MARKET SHOULD CONTINUE TO BE AN ATTRACTIVE INVESTMENT ALTERNATIVE although, given the dramatic decline in interest rates during the past 12 months, the potential for risk is growing. On the positive side, the ever vigilant Federal Reserve reversed its tightening mode in July of 1995 by lowering short-term interest rates by .25% to 5.75%. This was followed by another cut of .25% in December, lowering the rate to 5.5%. Given our outlook for moderate economic growth and controlled inflation in 1996, it is likely that the Fed will move short-term rates even lower in early 1996. Congressional and White House agreement on a balanced budget will aid this development, but a failure to reach an agreement could prove to be disappointing near term. Therefore, we continue to feel cautiously optimistic toward the bond market. However, as bond prices continue to move higher, we are looking for opportunities to lock in profits and move to a slightly more defensive position.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

Corporates                    40%
Treasures & Agencies          32%
Mortgage/Asset Backed         22%
Cash Equivalents               6%

CRESTFUNDS, INC.: LIMITED TERM BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

Ltd Trust
9/30/92      1,000,000     1,000,000    1,000,000
Nov-92         988,630       983,249      955,134
Nov-93       1,076,020     1,078,920    1,030,210
Nov-94       1,059,130     1,059,280    1,026,190
Nov-95       1,180,932     1,212,985    1,151,795

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Limited Term Bond Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,180,932 by November 30, 1995. Over the same period, a $1 million investment in Lehman Brothers Government/Corporate Intermediate Bond Index and the Merrill Lynch 1-5 Year Government/Corporate Bond Index would have grown to $1,212,985 and 1,151,795, respectively.

INVESTORS CLASS A

Ltd Inv A
5/31/92          9,800        10,000       10,000
Nov-93          10,104        10,355       10,288
Nov-94           9,933        10,167       10,248
Nov-95          11,096        11,642       11,502

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class A shares of the Limited Term Bond Fund on the day that class commenced operations (5/19/93), including the effect of the maximum 2.00% sales charge and the Investors Class A higher transfer agency fee, would be valued at $11,096 by November 30, 1995. Over the same period, a $10,000 investment in Lehman Brothers Government/Corporate Intermediate Bond Index and the Merrill Lynch 1-5 Year Government/Corporate Bond Index would have grown to $11,642 and 11,502, respectively.

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                ------------------------------
                                                                          with load         without load
1 YEAR                                           11.50%                     9.51%              11.70%
3 YEAR                                            6.10%                        --                  --
LIFE OF FUND                                      5.38%                     4.67%               5.32%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                 ------------------------------
                                                                          with load         without load
1 YEAR                                          11.50%                       9.51%             11.70%
3 YEAR                                          19.44%                          --
LIFE OF FUND                                    18.10%                      15.58%             17.89%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On May 19, 1993, the Fund commenced sales of Investors Class A shares. Performance information prior to May 19, 1993 for the Investors Class A does not reflect the effects of the higher transfer agent fee rate, which, if included, would lower Investors Class A performance. Life of Fund figures are from commencement of operations (9/28/92) to the period ended listed above. The Lehman Brothers Government/Corporate Intermediate Bond Index, an unmanaged index, is a broad measure of the performance of intermediate (one-to ten-year) bonds. Merrill Lynch 1-5 year Government/Corporate Bond Index, an unmanaged index, is a broad measure of the performance of one to five year Bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Intermediate Bond Fund seeks to provide a high level of current income by investing in investment-grade fixed-income debt obligations. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW

THE FISCAL YEAR ENDED NOVEMBER 30, 1995 PROVED TO BE OUTSTANDING FOR BOND MARKET PARTICIPANTS. The economy, as measured by the Real Gross Domestic Product (GDP), slowed down in 1995 following an extended period of robust growth. The driving force behind this slowdown was a direct result of Federal Reserve action taken in 1994 when the Fed raised interest rates 6 times in an attempt to slow the torrid pace of growth which began during the fourth quarter of 1993 and continued throughout 1994. The success of this activity was apparent when GDP for the first and second quarters of 1995 came in at 4.7% and 3.0%, respectively. While these growth rates were still above the Federal Reserve's non-inflationary growth target of 2.5%, this slowing was enough to allow interest rates to fall as both the consumer and manufacturing sectors began to show signs of stress caused by the higher cost of short term borrowing. Additionally, as the economy slowed, inflationary expectations began to fall and investors became more confident that the value of their fixed-income investments would not erode due to inflation. The combination of moderate economic growth and a low inflation rate resulted in one of the best bond markets in history.
  THE CRESTFUNDS INTERMEDIATE BOND FUND RESPONDED TO THESE MARKET CONDITIONS BY EXTENDING MATURITIES AND REPOSITIONING AMONG VARIOUS SECTORS. At the end of the last fiscal year, the Fund's average maturity was slightly under 6 years. During the first 6 months of 1995, the average maturity was extended to just over 7 years with emphasis in the 10 to 12 year sector. We correctly anticipated that yields in all maturities would decline and that the shape of the yield curve would "flatten". This happens when inflationary pressures are declining and economic growth begins to slow. Some longer dated issues were also added to take advantage of this "flattening" of the yield curve. Additionally, we reversed our previous year's strategy of reducing our corporate bond exposure. As interest rates began to fall this year, we increased our exposure to corporates from 28% to 39% as the outlook for corporate bonds showed signs of improvement. Most of the purchases were directed to the industrial sector and emphasis was placed on higher quality credits. To fund these purchases, we reduced our treasury holdings commensurately. Both strategy moves -- extending maturities and increasing corporate holdings -- improved the Fund's relative performance for the year.
  LOOKING AHEAD TO 1996, THE BOND MARKET SHOULD CONTINUE TO BE AN ATTRACTIVE INVESTMENT ALTERNATIVE although, given the dramatic decline in interest rates during the past 12 months, the potential for risk is growing. On the positive side, the ever vigilant Federal Reserve reversed its tightening mode in July of 1995 by lowering short-term interest rates by .25% to 5.75%. This was followed by another cut of .25% in December, lowering the rate to 5.5%. Given our outlook for moderate economic growth and controlled inflation in 1996, it is likely that the Fed will move short-term rates even lower in early 1996. Congressional and White House agreement on a balanced budget will aid this development but a failure to reach an agreement could prove to be disappointing near term. We continue to feel cautiously optimistic toward the bond market, although if bond prices continue to move higher, we will look for opportunities to lock in profits and move to a slightly more defensive position.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

Treasuries & Agencies          43%
Corporates                     39%
Mortgage/Asset Backed          14%
Cash Equivalents                4%

CRESTFUNDS, INC.: INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

Intermediate Trust
9/30/92         1,000,000       1,000,000
Nov-92            976,020         986,897
Nov-93          1,079,280       1,094,470
Nov-94          1,028,230       1,060,980
Nov-95          1,203,752       1,248,241

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/ or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Intermediate Bond Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,203,752 by November 30, 1995. Over the same period, a $1 million investment in Lehman Brothers Aggregate Bond Index would have grown to $1,248,241.

INVESTORS CLASS A

Intermed Inv A
5/30/93         9,700     10,000
Nov-93         10,032     10,396
Nov-94          9,559     10,078
Nov-95         11,191     11,856

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class A shares of the Intermediate Bond Fund on the day that class commenced operations (5/11/93), including the effect of the maximum 3.00% sales charge and the Investors Class A higher transfer agency fee, would be valued at $11,191 by November 30, 1995. Over the same period, a $10,000 investment in Lehman Brothers Aggregate Bond Index would have grown to $11,856.

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                 ------------------------------
                                                                          with load         without load
1 YEAR                                           17.07%                     13.61%             17.08%
3 YEAR                                            7.24%                         --                 --
LIFE OF FUND                                      6.12%                      5.00%              6.01%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                 ------------------------------
                                                                          with load         without load
1 YEAR                                          17.07%                      13.61%             17.08%
3 YEAR                                          23.33%                          --                 --
LIFE OF FUND                                    20.79%                      16.74%             20.41%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On May 11, 1993, the Fund commenced sales of Investors Class A shares. Performance information prior to May 11, 1993 for the Investors Class A does not reflect the effects of the higher transfer agent fee rate, which, if included, would lower Investors Class A performance. Life of Fund figures are from commencement of operations (9/28/92) to the period ended listed above. The Lehman Brothers Aggregate Bond Index, an unmanaged index, is a broad measure of bond performance. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Government Bond Fund seeks to provide a high level of current income in a manner consistent with preserving principal by investing primarily in obligations issued or guaranteed by U.S. Government or its agencies or instrumentalities.

YEAR IN REVIEW

THE FISCAL YEAR ENDED NOVEMBER 30, 1995 PROVED TO BE OUTSTANDING FOR BOND MARKET PARTICIPANTS. The economy as measured by the Real Gross Domestic Product (GDP), slowed down in 1995 following an extended period of robust growth. The driving force behind this slowdown was a direct result of Federal Reserve action taken in 1994 when the Fed raised interest rates 6 times in an attempt to slow the torrid pace of growth which began during the fourth quarter of 1993 and continued throughout 1994. The success of this activity was apparent when GDP for the first and second quarters of 1995 came in at 4.7% and 3.0%, respectively. While these growth rates were still above the Federal Reserve's non-inflationary growth target of 2.5%, this slowing of growth was enough to allow interest rates to fall as both the consumer and manufacturing sectors began to show signs of stress caused by the higher cost of short-term borrowing. Additionally, as the economy slowed, inflationary expectations began to fall and investors became more confident that the value of their fixed-income investments would not erode due to inflation. The combination of moderate economic growth and a low inflation rate resulted in one of the best bond markets in history.
  CRESTFUNDS GOVERNMENT BOND FUND WAS WELL POSITIONED TO BENEFIT FROM THE SUBSTANTIAL DECLINE IN INTEREST RATES. The Fund was introduced in April of 1995 as an option for the investor looking for a high quality, longer term fixed income mutual fund. Upon inception, the Fund was invested predominately in Treasury securities with an average maturity of 11.3 years. During the next few months the focus was on adding corporate bonds to the portfolio for diversification purposes and to enhance yield. Industrial and finance corporate bonds in 7 and 10 year maturities were added as treasuries with similar maturities were reduced. By July, the Fund had reached an average maturity of
11.8 years and corporates comprised 21% of the portfolio. From that point on, the maturity of the Fund was gradually reduced to the current average maturity of 9.8 years in an attempt to capture some of the gains achieved since the Fund's inception and to reduce the Fund's exposure to interest rate risk. As five year corporate bonds were added to achieve this goal, the Fund's corporate allocation reached 25%. The balance of the portfolio is in federal agency notes and shorter term asset backed securities, and longer term treasury bonds.
  LOOKING AHEAD TO 1996, THE BOND MARKET SHOULD CONTINUE TO BE AN ATTRACTIVE INVESTMENT ALTERNATIVE although, given the dramatic decline in interest rates during the past 12 months, the potential for risk is growing. On the positive side, the ever vigilant Federal Reserve reversed its tightening mode in July of 1995 by lowering short-term interest rates by .25% to 5.75%. This was followed by another cut of .25% in December, lowering the rate to 5.5%. Given our outlook for moderate economic growth and controlled inflation in 1996, it is likely that the Fed will move short-term rates even lower in early 1996. Congressional and White House agreement on a balanced budget will aid this development but a failure to reach an agreement could prove to be disappointing near term. We continue to feel cautiously optimistic toward the bond market, although if bond prices continue to move higher, we will look for opportunities to lock in profits and move to a slightly more defensive position.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

Treasuries & Agencies             67%
Corporates                        25%
Cash Equivalents                   4%
Mortgage/Asset Backed              4%

CRESTFUNDS, INC.: GOVERNMENT BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

Gov Bond Trust
4/30/95          1,000,000       1,000,000
Nov-95           1,110,100       1,099,900

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Government Bond Fund, at the Fund's commencement of operations (4/5/95), including the effect of Fund expenses but excluding account level fees, would have grown to $1,110,100 by November 30, 1995. Over the same period, a $1 million investment in Lehman Brothers Government Bond Index would have grown to $1,099,900.

INVESTORS CLASS B

Gov BF
4/30/95             10,000          10,000
Nov-95              10,566          10,999

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class B shares of the Government Bond Fund on the day that class commenced operations (4/19/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,566 by November 30, 1995. Over the same period, a $10,000 investment in Lehman Brothers Government Bond Index would have grown to $10,999.

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                      TRUST CLASS                          INVESTORS CLASS B
                                      -----------             --------------------------------------------
                                                              with back-end load     without back-end load
LIFE OF FUND                             18.56%                      9.64%                   18.12%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                      TRUST CLASS                          INVESTORS CLASS B
                                      -----------             --------------------------------------------
                                                              with back-end load     without back-end load
LIFE OF FUND                             11.85%                      5.86%                   10.86%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On April 19, 1995, the Fund commenced sales of Investors Class B shares. Performance information prior to April 19, 1995 for the Investors Class B does not reflect the effects of the higher transfer agent fee and 12b-1 fee rate, which, if included, would lower Investors Class B performance. Life of Fund figures are from commencement of operations (4/5/95) to the period ended listed above. The Lehman Brothers Government Bond Index, an unmanaged index, is a broad measure of the performance of government bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares.

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Virginia Intermediate Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality. The Fund is managed to maintain a dollar-weighted average portfolio maturity of between 5 and 10 years.

YEAR IN REVIEW

DURING 1995, INTEREST RATES DROPPED SUBSTANTIALLY. The dominating factor for this reversal from 1994 was the realization that inflation was contained for nearly four years and that the moderating growth of the economy reduced the risk of future inflation. Also, the Federal Reserve has given the market a sign that it is willing to reduce short-term interest rates by cutting the Fed Funds rate by .25% in July. Interest rates on municipals also dropped but not in tandem with taxable interest rates. The biggest factor for the divergence was "flat tax fears." As we are approaching a Presidential re-election year, heated debates have arisen about Tax Reform. Several proposals were made during the year, some to the extreme of eliminating income tax and only having a consumption tax. As we see it, it would likely be 1997 before any of these reforms will seriously be debated and even then the likelihood of radical reform is small. Also, as the federal government has granted greater fiscal discretion to state and local authorities, it seems illogical to limit these authorities' ability to raise funds by reducing the tax benefits to municipal bond investors, especially without some grandfathering clause. Therefore, we see some potential additional benefits of holding municipal bonds presently.
  OUR APPROACH OVER THE LAST TWELVE MONTHS HAS BEEN TO TAKE ADVANTAGE OF THE "FLAT TAX FEARS" BY PURCHASING MUNICIPAL BONDS AT EXTREMELY HIGH PERCENTAGES OF TREASURY YIELDS. This in effect gives the municipal shareholders higher yields both before and after taxes and makes municipal investments advantageous for taxpayers in some of the lower tax brackets. Although we are obtaining higher yields, we are still focusing on high quality securities. Presently, almost half of the portfolio is invested in general obligation bonds, which are backed by the full taxing power of the municipality. The average quality of the portfolio is rated AA by Moody's Investor Services, one of the two largest national ratings agencies.
  We have also been able to take advantage of opportunities created in the marketplace to replace some of the low coupon bonds that were purchased in 1993 and which increased in value significantly this year with higher coupon bonds. The higher coupons increased the current yield on the portfolio and also add a cushion if interest rates stop falling.
  Another strategy employed this year has been to capture some of the gains created during the year and shorten the average maturity of the portfolio from
9.7 years to approximately 7 years. The latter is more in line with the intermediate nature of this Fund and positions us well for the upcoming year when interest rates are likely to be more stable.
  LOOKING AHEAD TO 1996, WE SEE A REASONABLE ENVIRONMENT FOR FIXED-INCOME INVESTMENTS. With inflation low and the economy subdued, the backdrop is in place for another good year. However, with the absolute level of interests rates lower, we anticipate that we will have a year that is more similar to the historical norm with returns similar to the coupon yield of the portfolio. We expect to see some ups and downs as the political situation intrudes upon reality and have positioned the portfolio with a more moderate maturity structure to soften the impact of any political negatives.
  The CrestFunds Virginia Intermediate Municipal Bond Fund is attractive to investors because it generates current income that is predominately exempt from federal and Virginia state income taxes. Current tax-exempt yields are very compelling; for example, a Virginia resident in the highest effective combined federal and state tax bracket receiving a 3.95% tax-exempt yield would have to earn 7.02% or more in a taxable investment to achieve the same after tax benefit (known as the "taxable equivalent yield).

MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

 0 -  3 Years      13%
 3 -  5 Years      17%
 5 -  7 Years      14%
 7 - 10 Years      13%
10 - 15 Years      34%
15 - 20 Years       9%

CRESTFUNDS, INC.: VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

Va M Trust
1/31/93         1,000,000     1,000,000    1,000,000
Nov-93          1,066,040     1,080,940    1,059,360
Nov-94            996,324     1,033,490    1,049,820
Nov-95          1,156,632     1,212,281    1,175,695

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Virginia Intermediate Municipal Bond Fund, at the Fund's commencement of operations (1/11/93), including the effect of Fund expenses but excluding account level fees, would have grown to $1,156,632 by November 30, 1995. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index and Lehman Brothers 5 Year General Obligation Bond Index would have grown to $1,212,281 and 1,1175,695, respectively.

INVESTORS CLASS A

Virg Inv A
5/31/93             9,650        10,000       10,000
Nov-93              9,996        10,428       10,340
Nov-94              9,340         9,970       10,246
Nov-95             10,844        11,695       11,475

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class A shares of the Virginia Intermediate Municipal Bond Fund on the day that class commenced operations (5/5/93), including the effect of the maximum 3.50% sales charge and the Investor Class A higher transfer agency fee, would be valued at $10,844 by November 30, 1995. Over the same period, a $10,000 investment in Lehman Brothers General Obligation Bond Index and Lehman Brothers 5 Year General Obligation Bond Index would have grown to $11,695 and 11,475, respectively.

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                 ------------------------------
                                                                          with load         without load
1 YEAR                                           16.09%                     12.08%             16.10%
LIFE OF FUND                                      5.40%                      4.06%              5.34%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                 ------------------------------
                                                                          with load         without load
1 YEAR                                           16.09%                     12.08%             16.10%
LIFE OF FUND                                     16.37%                     12.17%             16.19%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On May 5, 1993, the Fund commenced sales of Investors Class A shares. Performance information prior to May 5, 1993 for the Investors Class A does not reflect the effects of the higher transfer agent fee rate, which, if included, would lower Investors Class A performance. Life of Fund figures are from commencement of operations (1/11/93) to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. The Lehman Brothers 5 year General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of 1-5 year tax-exempt Bonds. They both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Virginia Municipal Bond Fund seeks to provide high current income exempt from federal and Virginia income tax in a manner consistent with the preservation of capital by investing in municipal bonds of investment-grade quality.

YEAR IN REVIEW

SINCE ITS INCEPTION IN APRIL, THE FUND HAS DOUBLED IN SIZE AND HAS BENEFITED FROM THE SIGNIFICANT DROP IN INTEREST RATES. Consistent with the objective of providing tax-exempt income, the Fund invests in longer term, high quality, Virginia municipal bonds.
  OUR STRATEGY FOR THE LAST EIGHT MONTHS HAS BEEN TO TAKE ADVANTAGE OF THE "FLAT TAX FEARS" AND INVEST PRIMARILY IN MUNICIPALS THAT WERE YIELDING OVER 90% OF COMPARABLE MATURITY TREASURY SECURITIES. For example, with a 20 year Treasury security at 6.0%, a 20 year municipal bond could be purchased at a yield of 5.4%. This strategy allowed us to purchase high quality 10 to 30 year municipals with both high absolute and relative yields.
  "Flat tax fears" arose in 1995 as a number of proposed changes to the current tax code were floated in Congress. Several proposals were made during the year, some to the extreme of eliminating income tax and only having a consumption tax. As we see it, it would likely be 1997 before any of these reforms will seriously be debated and even then the likelihood of radical reform is small. Also, as the federal government has granted greater fiscal discretion to state and local authorities, it seems illogical to limit these authorities' ability to raise funds by reducing the tax benefits to municipal bond investors, especially without some grandfathering clause. Therefore, we see some potential additional benefits of holding municipal bonds presently.
  We have been very selective in the quality of the securities purchased for this Fund. Since this Fund is comprised primarily of longer term securities, we have emphasized very high quality. Over half of the Fund is invested in general obligation bonds which are backed by the full taxing authority of the issuing municipality. The remaining half is diversified among eight different sectors to include education, public buildings, housing, hospital, utility, and transportation bonds. The overall quality rating of the Fund is AA by Moody's Investor Services, one of the two largest national ratings agencies. One other special feature of this Fund is that the assets are all Virginia securities. Since Virginia is one of the few remaining AAA quality states, its bonds attract national, high quality investors in the secondary market, helping to support prices and keep quality spreads narrow.
  AS WE POSITION THE PORTFOLIO FOR 1996, OUR STRATEGY FAVORS OWNING SECURITIES WITH MAXIMUM CALL PROTECTION AND BUYING THEM AT FAVORABLE SPREADS TO TREASURY SECURITIES. In general, we continue to see a reasonable environment for municipal bonds. Economic growth should remain moderate and inflation should remain controlled. Following the unusually large returns earned in 1995, returns should be more similar to the historical norm where returns approximate the coupon yield of the portfolio. The CrestFunds Virginia Municipal Bond Fund should continue to be attractive to investors because it generates current income that is predominately exempt from Federal and Virginia state income taxes.

MATURITY DISTRIBUTION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

 0 -  3 Years      2%
 3 -  5 Years      6%
 5 -  7 Years      6%
 7 - 10 Years      4%
10 - 15 Years     23%
15 - 20 Years     34%
20 - 25 Years      9%
    25+ Years     16%

CRESTFUNDS, INC.: VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

Virg Trust
4/30/95      1,000,000      1,000,000
Nov-95       1,082,900      1,081,600

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Virginia Municipal Bond Fund, at the Fund's commencement of operations (4/5/95), including the effect of Fund expenses but excluding account level fee, would have grown to $1,082,900 by November 30, 1995. Over the same period, a $1 million investment in Lehman Brothers General Obligation Bond Index would have grown to $1,081,600.

INVESTORS CLASS

Virg Muni B
4/30/95         10,000         10,000
Nov-95          10,293         10,816

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class B shares of the Government Bond Fund on the day that class commenced operations (4/17/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,293 by November 30, 1995. Over the same period, a $10,000 investment in Lehman Brothers General Obligation Bond Index would have grown to $10,816.

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------

                                  TRUST CLASS                              INVESTORS CLASS B
                                  -----------                 --------------------------------------------
                                                              with back-end load     without back-end load
LIFE OF FUND                         11.89%                          2.41%                   10.53%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------

                                  TRUST CLASS                              INVESTORS CLASS B
                                  -----------                 --------------------------------------------
                                                              with back-end load     without back-end load
LIFE OF FUND                          7.67%                          1.51%                    6.51%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On April 17, 1995, the Fund commenced sales of Investors Class B shares. Performance information prior to April 17, 1995 for the Investors Class B does not reflect the effects of the higher transfer agent fee and 12b-1 fee rate, which, if included, would lower Investors Class B performance. Life of Fund figures are from commencement of operations (4/5/95) to the period ended listed above. The Lehman Brothers General Obligation Bond Index, an unmanaged index, is a broad measure of the performance of tax-exempt bonds. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Value Fund seeks to provide long-term capital appreciation and, as a secondary objective, current income, by investing primarily in income producing equity securities of companies with large market capitalizations. Investments are broadly diversified among major economic sectors and among those securities with above-average total return potential.

YEAR IN REVIEW

At the Fund's last year end, forecasts called for rising inflation and interest rates, an inevitable squeeze on corporate profits, and a cautious outlook for equities. The rest, as they say, is history. December began a fabulous run for the markets, producing spectacular gains both for stocks and bonds, and corporate profits surprised to the upside on the momentum established in late 1994.
  The combined influence of low inflation, falling interest rates, strong profits, and paltry investor expectations created a near-perfect backdrop for domestic equities, propelling the S&P 500 to a gain of just under 37% for the twelve months ending November 30, 1995. Although the Value Fund trailed the S&P 500, it generated strong absolute gains.
  Fund performance was positively impacted by reducing our economically-sensitive exposure for much of the year, and by increasing positions in areas that benefited from the decline in interest rates. Financial service stocks such as banks, insurance companies, and savings and loans participated in this advance. In addition, our positions in technology, transportation, health care, and consumer non-durables also were among the market leaders. On the other hand, our decision to pare technology holdings during the second quarter proved to be premature and carried a negative impact during the late spring and early summer when technology shares rode a cresting wave of enthusiasm and excitement. However, our concerns about technology were validated by their poor relative performance since summer. Our holdings in the consumer area lagged, as compelling valuations of the stocks were overcome by disappointing earning results. We reduced cash levels during the summer and remain at lower levels. As a result, the Fund's performance improved steadily over the second half of the year.

OUTLOOK
The outstanding returns provided by equities in 1995 will be difficult to match in 1996. We characterize the environment as cautiously optimistic, with inflation likely to remain under control, with interest rates remaining stable to slightly lower, and corporate profits remaining at a high level. The flow of funds into equities also remains solid. We balance these positive factors against a rising danger that profit growth will not meet or exceed some very optimistic assumptions for 1996. Disappointments have been experienced in a number of companies already, and we expect to see that number multiply in the quarters ahead. Also, investor expectations for 1996 are far more upbeat than they were heading into last year. Markets have tended to perform far better when they climb a wall of investor worries. Nevertheless, if corporate profits erode no further than we project, then we would expect equities to deliver returns closer to their historical norms in the high single digits.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

Consumer Staples        16.9%
Consumer Cyclicals      15.9%
Finance                 12.8%
Utilities               10.5%
Energy                  10.3%
Capital Goods            9.8%
Technology               9.6%
Basic Materials          9.5%
Transportation           2.7%
Diversified              2.0%

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

Va L Trust
9/30/92         1,000,000      1,000,000
Nov-92          1,042,600      1,037,620
Nov-93          1,147,380      1,142,420
Nov-94          1,141,760      1,154,180
Nov-95          1,470,130      1,580,880

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Value Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,470,129 by November 30, 1995. Over the same period, a $1 million investment in Standard & Poor's 500 Composite Index would have grown to $1,580,883.

INVESTORS CLASS A

Va Inv A
5/31/93             9,550         10,000
Nov-93              9,642         10,401
Nov-94              9,598         10,508
Nov-95             12,354         14,393

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class A shares of the Value Fund on the day that class commenced operations (5/7/93), including the effect of the maximum 4.50% sales charge and the Investors Class A higher transfer agency fee, would be valued at $12.354 by November 30, 1995. Over the same period, a $10,000 investment in Standard & Poor's 500 Composite Index would have grown to $14,393.

INVESTORS CLASS B

Value B
4/30/95            10,000         10,000
Nov-95             10,923         11,948

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class B shares of the Value Fund on the day that class commenced operations (4/5/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,923 by November 30, 1995. Over the same period, a $10,000 investment in Standard & Poor's 500 Composite Index would have grown to $11,948.

CRESTFUNDS, INC.: VALUE FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------


                     TRUST CLASS            INVESTORS CLASS A                      INVESTORS CLASS B
                     -----------       --------------------------     ------------------------------------------
                                       with load     without load     with back-end load   without back-end load
1 YEAR                  28.76%           22.90%         28.71%                  --                     --
3 YEAR                  12.14%               --             --                  --                     --
LIFE OF FUND            13.25%           11.59%         13.21%              12.04%                 13.26%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------

                     TRUST CLASS            INVESTORS CLASS A                      INVESTORS CLASS B
                     -----------       --------------------------     ------------------------------------------
                                       with load     without load     with back-end load   without back-end load
1 YEAR                  28.76%           22.90%         28.71%                  --                     --
3 YEAR                  41.02%               --             --                  --                     --
LIFE OF FUND            48.49%           41.61%         48.35%              43.43%                 48.53%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On May 7, 1993, the Fund commenced sales of Investors Class A shares. Performance information prior to May 7, 1993 for the Investors Class A does not reflect the effects of the higher transfer agent fee rate, which, if included, would lower Investors Class A performance. On April 5, 1995, the Fund commenced sales of Investors Class B shares. Performance information prior to April 5, 1995, for the Investors Class B does not reflect the effects of a higher transfer agent fee rate and a 12b-1 fee rate, which, if included, would lower Investors Class B performance. Life of Fund figures are from commencement of operations (9/28/92) to the period ended listed above. The S&P 500(R) Index is an unmanaged index of common stocks. It includes reinvestment of dividends. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Capital Appreciation Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with medium to large market capitalizations.

YEAR IN REVIEW

THE CAPITAL APPRECIATION FUND PRODUCED SOLID RESULTS IN FISCAL YEAR 1995 IN A MARKET WHERE INVESTORS FOCUSED MORE ON RETURNS THAN ON THE ASSOCIATED RISE. The first nine months of the fiscal year produced strong performance, while the last three months proved challenging. Market sentiment began to shift away from earnings momentum towards more stable earnings growth as investors began to have increasing concerns over the prospects for future economic growth. Those concerns appear to be fading and we are encouraged about the market's prospects going forward as recent Federal Reserve interest rate cuts should bode well for future growth.
  THE CAPITAL APPRECIATION FUND CONTINUES TO FOCUS ON COMPANIES WITH SOLID GROWTH PROSPECTS SUCH AS THOSE IN HEALTH CARE AND TELECOMMUNICATIONS. Stocks in these groups performed well as solid fundamentals combined with attractive valuations. The strong performance of our health care stocks reflected the improving fundamentals of the industry players that have learned to prosper in today's difficult managed care environment. We continue to like biotechnology (Amgen, Biogen), pharmaceutical (Rhone-Poulenc Rorer, Walson) and service (Sun Healthcare, Tenet Healthcare) companies. In the telecommunication group, the prospects for regulatory reform and new market opportunities are fueling solid performance. We are focusing on the long distance industry leaders AT&T and MCI Communications for our telecommunication exposure. In general, our preference for companies that are experiencing unit growth as opposed to pricing growth continues to be beneficial in this low inflation environment.
  LOOKING FORWARD TO 1996, WE EXPECT TECHNOLOGY, EARLY CYCLE DURABLES, AND FINANCE STOCKS TO DO WELL. Interest-sensitive areas like housing and construction issues should perform well as the prospect of lower interest rates will likely lead to increased activity in that sector. Selected insurance issues should do well as reduced industry capacity appears to be helping to firm pricing. Additionally, technology stocks that have a competitive advantage (via new products, lower cost structure, etc.) should perform better in 1996 following a punishing second half of 1995.
  OVERALL, WE ANTICIPATE REAL EQUITY RETURNS FOR 1996 WILL BE CLOSER TO HISTORICAL AVERAGES AS OPPOSED TO A REPEAT OF 1995. Last year turned out to be one of the strongest equity markets in recent history, exceeding most expectations. We expect returns in 1996 to be closer to historical averages. We look for the Capital Appreciation Fund to continue to do well, by focusing on companies that have solid growth prospects that are trading at reasonable valuations.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

Consumer Staples             23.7%
Consumer Cyclicals           15.3%
Technology                   14.8%
Energy                       12.5%
Finance                      12.0%
Utilities                     9.1%
Basic Materials               6.3%
Transportation                6.3%

CRESTFUNDS, INC.: CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

CA Trust
1/31/93          1,000,000     1,000,000
Nov-93             963,643     1,000,000
Nov-94           1,003,340     1,023,180
Nov-95           1,211,439     1,457,754

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Capital Appreciation Fund, at the Fund's commencement of operations (1/11/93), including the effect of Fund expenses but excluding account level fees, would have grown to $1,211,439 by November 30, 1995. Over the same period, a $1 million investment in Frank Russell 1000 Growth Index would have grown to $1,457,754.

INVESTORS CLASS A

CA Inv A
5/31/93              9,550        10,000
Nov-93               9,512        10,265
Nov-94               9,863        10,544
Nov-95              11,906        14,625

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class A shares of the Capital Appreciation Fund on the day that class commenced operations (5/7/93), including the effect of the maximum 4.50% sales charge and the Investors Class A higher transfer agency fee, would be valued at $11,906 by November 30, 1995. Over the same period, a $10,000 investment in Frank Russell Growth Index would have grown to $14,625.

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------

                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                 ------------------------------
                                                                          with load         without load
1 YEAR                                           20.74%                     15.24%             20.72%
LIFE OF FUND                                      7.50%                      5.24%              7.11%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------

                                              TRUST CLASS                       INVESTORS CLASS A
                                              -----------                 ------------------------------
                                                                          with load         without load
1 YEAR                                           20.74%                     15.24%             20.72%
LIFE OF FUND                                     23.21%                     15.88%             21.93%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On May 7, 1993, the Fund commenced sales of Investors Class A shares. Performance information prior to May 7, 1993 for the Investors Class A does not reflect the effects of the higher transfer agent fee rate, which, if included, would lower Investors Class A performance. Life of Fund figures are from commencement of operations (1/11/93) to the period ended listed above. The Russell 1000(R) Growth Index, an unmanaged index, is a broad measure of the performance of growth companies. It includes reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
The Special Equity Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of companies with small to medium market capitalization. These companies often pay no dividends, and current income is not a goal of the Fund.

YEAR IN REVIEW

A constellation of factors, including depressed stock values at the beginning of the year, healthy corporate profit growth, and a sharp decline in interest rates, came into alignment in 1995, producing one of the best years in history for equity investors. After mediocre returns in 1994, investors were rewarded for their patience, and were reminded of the perils of trying to "time the market." Most market averages finished the year near record highs, and 1995 offered relatively few opportunities for bearish investors to jump aboard during a significant retreat in stock prices. Record cash flows into equity mutual funds kept stocks on the run all year long. Although small capitalization stocks produced strong absolute returns, the group failed to outperform large cap stocks for the first time since 1990.
  The Special Equity Fund benefited throughout 1995 from broad diversification and our commitment to investing in quality growth companies at reasonable prices. A handful of portfolio companies were acquired by larger companies during the first half of the year, validating the Fund's blend of value and growth investment styles. We believe that large companies will continue to employ their strong cash flow, access to plentiful credit, and expensive stock in order to purchase competing or complementary smaller companies.
  Our modest commitment to the technology group proved to be a liability at midyear, when stocks linked to the "digital revolution" embarked on an explosive rally. We enjoyed good gains from our technology holdings during the year, but in retrospect, a more aggressive embrace of this volatile group was the right strategy in 1995. Technology is an important driver of innovation and growth, and is therefore a key factor in selecting investments for a small company fund. Nevertheless, we are reluctant to buy the hot technology of the moment if it means abandoning reasonable valuation parameters. We added to our technology holdings as these stocks retreated to more favorable valuations during the latter part of the year.
  1996 will of course provide numerous surprises for investors. We expect a climate of modest economic growth, low inflation and stable or lower interest rates that should be generally healthy for common stocks. After the strong earnings gains of 1994 and 1995, corporations may struggle to keep growth in line with investors' expectations. After a year in which growth considerations were paramount, value may emerge as a more important investment attribute in 1996.

FUND COMPOSITION (AS A PERCENTAGE OF TOTAL INVESTMENTS)
AS OF NOVEMBER 30, 1995

Consumer Cyclicals        21.9%
Finance                   14.6%
Technology                13.7%
Capital Goods             12.2%
Consumer Staples          11.5%
Basic Materials            9.6%
Energy                     7.5%
Utilities                  6.0%
Transportation             2.0%
Diversified                1.0%

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE

TRUST CLASS

SEQ Trust
9/30/92     1,000,000     1,000,000     1,000,000
Nov-92      1,110,110     1,054,330     1,138,240
Nov-93      1,266,300     1,161,030     1,275,390
Nov-94      1,206,280     1,112,150     1,263,660
Nov-95      1,448,375     1,331,574     1,658,046

Trust Class shares are available to qualified individual or institutional customers whose assets are managed and/or administered by Crestar Bank's Trust & Investment Management Group.
  A hypothetical $1 million investment in Trust Class shares of the Special Equity Fund, at the Fund's commencement of operations (9/28/92), including the effect of Fund expenses but excluding account level fees, would have grown to $1,448,375 by November 30, 1995. Over the same period, a $1 million investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $1,331,574 and $1,658,046, respectively.

INVESTORS CLASS A

SEQ Inv A
5/31/93         9,550        10,000        10,000
Nov-93         10,175        10,225        10,819
Nov-94          9,691         9,794        10,720
Nov-95         11,635        11,726        14,065

Investors Class A shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class A shares of the Special Equity Fund on the day that class commenced operations (5/5/93), including the effect of the maximum 4.50% sales charge and the Investors Class A higher transfer agency fee, would be valued at $11,635 by November 30, 1995. Over the same period, a $10,000 investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $11,726 and $14,065, respectively.

INVESTORS CLASS B

Special Eq B
4/30/95        10,000        10,000        10,000
Nov-95         10,628        11,038        11,972

Investors Class B shares are available to individual and institutional customers investing directly in the Funds.
  A hypothetical $10,000 investment in Investors Class B shares of the Special Equity Fund on the day that class commenced operations (4/5/95), including the effect of a Contingent Deferred Sales Charge and the Investors Class B higher transfer agency fee and 12B-1 fee, would be valued at $10,628 by November 30, 1995. Over the same period, a $10,000 investment in Value Line Index and Frank Russell 2000 Growth Index would have grown to $11,038 and $11,972, respectively.

CRESTFUNDS, INC.: SPECIAL EQUITY FUND
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------

                     TRUST CLASS           INVESTORS CLASS A                      INVESTORS CLASS B
                     -----------       --------------------------     ------------------------------------------
                                       with load     without load     with back-end load   without back-end load
1 YEAR                  20.07%           14.64%         20.06%                  --                     --
3 YEAR                   9.27%               --             --                  --                     --
LIFE OF FUND            12.63%           11.01%         12.63%              11.20%                 12.43%

                            CUMULATIVE TOTAL RETURN
                     FOR THE PERIOD ENDED NOVEMBER 30, 1995
                   ------------------------------------------

                     TRUST CLASS           INVESTORS CLASS A                      INVESTORS CLASS B
                     -----------       --------------------------     ------------------------------------------
                                       with load     without load     with back-end load   without back-end load
1 YEAR                  20.07%           14.64%         20.06%                  --                     --
3 YEAR                  30.47%               --             --                  --                     --
LIFE OF FUND            45.99%           39.29%         45.96%              40.05%                 45.15%

Total returns are historical and include changes in share price and reinvestment of dividends and capital gain distributions, if any. On May 5, 1993, the Fund commenced sales of Investors Class A shares. Performance information prior to May 5, 1993 for the Investors Class A does not reflect the effects of the higher transfer agent fee rate, which, if included, would lower Investors Class A performance. On April 5, 1995, the Fund commenced sales of Investors Class B shares. Performance information prior to April 5, 1995 for the Investors Class B does not reflect the effects of the higher transfer agent fee rate and 12b-1 fee rate, which, if included, would lower Investors Class B performance. Life of Fund figures are from commencement of operations (9/28/92) to the period ended listed above. The Value Line Index, an unmanaged index, is a broad measure of the performance of both large and small capital companies. The Frank Russell 1000 Growth Index, an unmanaged index, is a broad measure of the performance of both large and small capital companies. Both include reinvestment of dividends and capital gains. Share price, yield and return will vary, and you may have a gain or loss when you sell your shares. Past performance is no guarantee of future results.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
CASH RESERVE FUND

                                      Face
                                     Amount    Value
                                     (000)     (000)
                                    --------  --------
COMMERCIAL PAPER (29.1%)
AES Shady Point
  5.900%, 01/23/96................. $ 12,000  $ 11,896
AT&T Capital
  5.600%, 02/08/96.................   15,000    14,838
  5.640%, 02/22/96.................   11,000    10,857
Bank of America
  5.605%, 12/04/95.................    8,000     7,996
CS First Boston
  5.650%, 01/18/96.................   12,000    11,910
  5.700%, 01/16/96.................   14,000    13,898
Enterprise Funding
  5.680%, 02/15/96.................    7,600     7,509
Guangdong Enterprises
  5.720%, 01/19/96.................   19,000    18,852
International Nederlanden
  5.600%, 03/15/96.................   13,000    12,788
McCormick
  5.550%, 07/02/96.................    5,000     4,835
NationsBank
  5.650%, 02/02/96.................    3,000     2,970
Sierra Funding
  5.820%, 05/15/96.................   10,000     9,732
Stellar Capital
  5.900%, 01/16/96.................    6,081     6,035
Strategic Asset Funding
  5.800%, 12/13/95.................    5,000     4,990
Svenska Handelsbanken
  5.740%, 01/25/96.................   20,000    19,825
Vehicle Services
  5.700%, 02/15/96.................    4,000     3,952
------------------------------------------------------
    Total Commercial Paper
      (Cost $162,882,640)..........            162,883
------------------------------------------------------
CERTIFICATES OF DEPOSIT (14.6%)
Bank of New York
  6.000%, 09/26/96.................    6,000     6,000
Bank of Tokyo
  6.330%, 01/24/96.................    8,000     8,001
  6.300%, 01/31/96.................   10,000    10,001
First Alabama
  5.750%, 01/22/96.................   10,000    10,000
Mellon Bank Note
  6.020%, 05/31/96.................   15,000    15,022
Nations Bank, Texas
  7.000%, 02/06/96.................   10,000     9,999
Sanwa Bank
  6.080%, 03/04/96.................    8,000     8,000
  5.960%, 04/08/96.................   15,000    15,001
------------------------------------------------------
    Total Certificates of Deposit
      (Cost $82,024,489)...........             82,024
------------------------------------------------------

                                      Face
                                     Amount    Value
                                     (000)     (000)
                                    --------  --------
BANKERS ACCEPTANCES (5.3%)
Bank of Tokyo
  5.650%, 04/30/96................. $  5,000  $  4,882
  5.600%, 05/13/96.................    5,000     4,872
First Union Bank
  5.800%, 02/02/96.................   20,000    20,000
------------------------------------------------------
    Total Bankers Acceptances
      (Cost $29,753,951)...........             29,754
------------------------------------------------------
CORPORATE OBLIGATIONS (3.2%)
Exxon Capital
  7.750%, 02/14/96.................    7,675     7,706
JP Morgan MTN
  6.500%, 05/06/96.................   10,000    10,035
------------------------------------------------------
    Total Corporate Obligations
      (Cost $17,741,261)...........             17,741
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.5%)
FHLB
  5.575%, 06/12/96.................    5,000     4,997
  6.000%, 08/07/96.................    5,000     5,000
FHLMC
  5.420%, 01/05/96.................    5,634     5,604
FNMA
  5.500%, 03/13/96.................   10,000     9,843
------------------------------------------------------
    Total U.S. Government Agency
      Obligations
      (Cost $25,443,545)...........             25,444
------------------------------------------------------
REPURCHASE AGREEMENTS (43.4%)
J.P. Morgan
  5.870%, dated 11/30/95, matures
   12/01/95, repurchase price
   $25,629,596 (collateralized by
   various FHLMC obligations total
   par value $5,058,345,
   7.000%--7.500%,
   11/01/10--11/01/25; FHLB
   obligation par value $1,000,000,
   4.510%, 03/01/96; various FNMA
   obligations total par value
   $20,147,389, 7.000%--9.500%,
   08/01/24--11/01/25; total market
   value: $26,137,926).............             25,625
Lehman
  5.870%, dated 11/30/95, matures
   12/01/95, repurchase price
   $10,971,897 (collateralized by
   various FNMA obligations par
   value $23,805,340,
   6.931%--8.000%,
   11/01/21--10/01/30; total market
   value: $11,190,167).............             10,970
Merrill Lynch
  5.870%, dated 11/30/95, matures
   12/01/95, repurchase price
   $68,817,921 (collateralized by
   various FNMA obligations total
   par value $119,088,736,
   6.236%--7.719%,
   11/01/23--03/01/33; total market
   value: $70,865,193).............             68,807

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
CASH RESERVE FUND (concluded)

                                               Value
                                               (000)
                                              --------
REPURCHASE AGREEMENTS (continued)
Nomura
  5.870%, dated 11/30/95, matures
   12/01/95, repurchase price
   $137,761,016 (collateralized by
   various FHLMC obligations total
   par value $255,078,315, 3.600%--
   10.126%, 06/15/23--04/25/24;
   various FNMA obligations total
   par value $209,630,752, 2.326%--
   8.000%, 03/25/22--09/25/23;
   total market value:
   $140,493,329)...................           $137,739
------------------------------------------------------
    Total Repurchase Agreements
      (Cost $243,140,785)..........            243,141
------------------------------------------------------
    Total Investments (100.1%)
      (Cost $560,986,671)..........            560,987
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
Other Assets and Liabilities,
  Net..............................               (541)
------------------------------------------------------

                                               Value
                                               (000)
                                              --------
NET ASSETS:
Fund shares of the Trust Class ($.001 par
 value-- 4.5 Billion shares authorized)
 based on 520,218,691 outstanding shares of
 capital stock..............................  $520,220
Fund shares of the Investors Class A ($.001
 par value--4.5 Billion shares authorized)
 based on 40,241,114 outstanding shares of
 capital stock..............................    40,241
Fund shares of the Investors Class B ($.001
 par value--4.5 Billion shares authorized)
 based on 21,170 outstanding shares of
 capital stock..............................        21
Undistributed Net Investment Income.........        50
Accumulated Net Realized Loss on
  Investments...............................       (86)
------------------------------------------------------
    Total Net Assets: (100.00%).............  $560,446
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($520,184,546 DIVIDED BY 520,218,691
SHARES OUTSTANDING).........................     $1.00
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--INVESTORS
CLASS A ($40,239,839 DIVIDED BY 40,241,114
SHARES OUTSTANDING).........................     $1.00
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--INVESTORS
CLASS B(1) ($21,152 DIVIDED BY 21,170
SHARES OUTSTANDING).........................     $1.00
------------------------------------------------------
------------------------------------------------------

(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

FHLB--Federal Home Loan Bank
FHLMC--Federal National Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
MTN--Medium Term Note

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
U.S. TREASURY MONEY FUND

                                     Face
                                    Amount     Value
                                     (000)     (000)
                                    -------   --------
U.S. TREASURY OBLIGATIONS (41.6%)
U.S. Treasury Bills
  5.550%, 12/14/95................. $15,000   $ 14,970
  5.620%, 12/21/95.................  25,000     24,923
U.S. Treasury Notes
  9.250%, 01/15/96.................  10,000     10,042
  4.000%, 01/31/96.................  10,000      9,973
  4.625%, 02/15/96.................  10,000      9,980
  8.875%, 02/15/96.................  10,000     10,058
  4.625%, 02/29/96.................  10,000      9,975
  5.125%, 03/31/96.................  10,000      9,981
  4.250%, 05/15/96.................  10,000      9,939
  5.875%, 05/31/96.................  15,000     15,018
U.S. Treasury STRIPS
  5.750%, 02/15/96.................  15,000     14,827
  5.504%, 05/15/96.................  10,000      9,746
  5.660%, 11/15/96.................   5,000      4,741
------------------------------------------------------
    Total U.S. Treasury Obligations
      (Cost $154,173,266)..........            154,173
------------------------------------------------------
REPURCHASE AGREEMENTS (58.6%)
Lehman Brothers
  5.850%, dated 11/30/95 matures
   12/01/95, repurchase price
   $10,016,309 (collateralized by
   U.S. Treasury Bond par value
   $6,715,000, 11.75%, 11/15/14;
   total market value:
   $10,220,444)....................             10,015
Merrill Lynch
  5.850%, dated 11/30/95 matures
   12/01/95, repurchase price
   $90,351,101 (collateralized by
   various U.S. Treasury
   obligations par value
   $112,804,000, 6.250%--8.875%,
   05/15/98--02/15/03; total market
   value: $92,144,029).............             90,336
Morgan Stanley
  5.850%, dated 11/30/95, matures
   12/01/95, repurchase price
   $14,106,817 (collateralized by
   various U.S. Treasury
   obligations total par value
   $10,427,000, 5.125%-- 10.750%,
   03/31/98--08/15/05; total market
   value: $14,403,337).............             14,105

                                               Value
                                               (000)
                                              --------
Nomura
  5.850%, dated 11/30/95, matures
   12/01/95, repurchase price
   $90,449,866 (collateralized by
   various U.S. Treasury notes
   total par value $85,781,000,
   5.125%--8.750%,
   07/31/96--02/15/25; total market
   value: $92,244,395).............           $ 90,435
Prudential Securities
  5.850%, dated 11/30/95, matures
   12/01/95, repurchase price
   $12,010,288 (collateralized by
   U.S. Treasury obligation par
   value $11,045,000, 7.750%,
   12/31/99; total market value:
   $12,249,445)....................             12,008
------------------------------------------------------
    Total Repurchase Agreements
      (Cost $216,899,135)..........            216,899
------------------------------------------------------
    Total Investments (100.2%)
      (Cost $371,072,401)..........            371,072
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
Other Assets and Liabilities,
  Net..............................               (618)
------------------------------------------------------
NET ASSETS:
Fund shares of Trust Class ($.001 par
 value--4 Billion shares authorized) based
 on 370,453,843 outstanding shares of
 capital stock.............................    370,454
------------------------------------------------------
    Total Net Assets: (100.0%).............   $370,454
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($370,453,845 DIVIDED BY 370,453,843 SHARES
OUTSTANDING)...............................      $1.00
------------------------------------------------------
------------------------------------------------------

STRIPS-- Separate Trading of Registered Interest and Principal of Security.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND

                                      Face
                                     Amount    Value
                                     (000)     (000)
                                    --------  --------
MUNICIPAL BONDS (91.7%)
ARKANSAS (1.4%)
Arkansas State Development Finance
 Authority Single Family Mortgage
 Project, Ser D, RB, FGIC
  3.800%, 03/01/96................. $  2,775  $  2,775
------------------------------------------------------
CALIFORNIA (3.0%)
Burbank, CA, Second Lien Tax
 Allocation Golden State,
 Prerefunded 12/01/95 @ 102
  9.250%, 12/01/95.................    6,025     6,146
------------------------------------------------------
FLORIDA (2.2%)
Jacksonville, FL
  3.750%, 01/10/96(B)..............    4,500     4,500
------------------------------------------------------
GEORGIA (4.4%)
Fulton County, GA, TAN
  4.750%, 12/29/95.................    6,000     6,003
Gwinnett County, GA, Refunding
 Bond, GO
  4.125%, 01/01/96.................    3,000     3,001
------------------------------------------------------
                                                 9,004
------------------------------------------------------
LOUISIANA (3.5%)
Louisiana State Public Facilities
 Hospital Authority Willis Knighton
 Medical Project, RB, AMBAC
  3.650%, 12/06/95(A)..............    7,100     7,100
------------------------------------------------------
MARYLAND (9.8%)
Baltimore County, MD
  3.750%, 02/07/96.................    4,000     4,000
Baltimore County, MD Public
 Improvements, RB
  5.700%, 03/01/96.................    1,000     1,005
Howard County, MD, Multifamily
 Housing Authority
  4.250%, 06/01/96(A)..............    3,000     3,000
Maryland State Department of
 Transportation
  6.200%, 08/15/96.................    1,000     1,016
  5.700%, 09/01/96.................    1,000     1,015
Maryland State Health & Higher
 Education Authority Loyola College
 Issue, RB
  4.000%, 12/01/95(A)(B)...........    7,500     7,500
Montgomery County, MD,
 Opportunities Commission Authority
 Overlook II Project, Issue II, RB
  3.750%, 12/06/95(A)(B)...........      414       414
  3.750%, 12/06/95(A)(B)...........    2,000     2,000
------------------------------------------------------
                                                19,950
------------------------------------------------------
NEBRASKA (4.9%)
City of Lincoln, NE, Electric
 System, RB
  3.750%, 12/14/95(B)..............   10,000    10,000
------------------------------------------------------

                                      Face
                                     Amount    Value
                                     (000)     (000)
                                     ------   --------
NEW YORK (0.5%)
Tri-Borough, NY, Bridge & Tunnel
 Authority, Ser 1, RB, Prerefunded
 01/01/96 @ 102
  7.625%, 01/01/14................. $  1,000  $  1,023
------------------------------------------------------
NORTH CAROLINA (1.0%)
City of Durham, NC, Ser A, CP
  3.550%, 12/06/95(A)(B)...........    2,000     2,000
------------------------------------------------------
PENNSYLVANIA (3.3%)
Delaware County, PA, Industrial
 Development Authority,
 Philadelphia Electric Project, Ser
 A, RB, FGIC
  3.800%, 12/07/95.................    6,700     6,700
------------------------------------------------------
RHODE ISLAND (2.9%)
Rhode Island State, TAN, GO
  4.500%, 06/28/96(B)..............    6,000     6,029
------------------------------------------------------
SOUTH CAROLINA (3.4%)
Florence County, SC, McLeod
 Regional Medical Center Project,
 FGIC
  3.900%, 12/07/95(A)..............    7,000     7,000
------------------------------------------------------
TENNESSEE (6.9%)
Franklin County, TN, Health &
 Education Facilities Authority
 University of The South Project,
 RB, FGIC
  3.750%, 12/06/95(A)(B)...........    6,500     6,500
Metropolitan Government Nashville &
 Davidson County, TN, Health &
 Education Facility Board
 Authority, RB
  3.750%, 12/06/95(A)(B)...........    3,189     3,189
  3.750%, 12/06/95(A)(B)...........      888       888
Nashville, TN, Metropolitan
 Government Bellmont College
 Project
  3.800%, 12/06/95(A)..............      500       500
State of Tennessee Ser A, GO
  5.000%, 03/01/96.................    3,000     3,005
------------------------------------------------------
                                                14,082
------------------------------------------------------
VIRGINIA (40.6%)
Cheasapeake, VA, GO
  7.250%, 08/01/96.................    1,000     1,023
Chesapeake, VA, Public Improvements
  8.750%, 07/01/96.................    1,400     1,439
Chesterfield County, VA, Industrial
 Development Authority Phillip
 Morris Companies Project, RB
  3.750%, 12/06/95(A)..............    2,500     2,500
Chesterfield County, VA, Industrial
 Development Authority Virginia
 Electric Power Project, Ser A, RB
  3.550%, 12/06/95.................    4,000     4,000
Chesterfield, VA, Industrial
 Development Authority
  3.950%, 12/05/95.................    3,000     3,000

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND (continued)

                                      Face
                                     Amount    Value
                                     (000)     (000)
                                     ------   --------
MUNICIPAL BONDS (continued)
VIRGINIA (continued)
Fairfax County, VA, Industrial
 Development Authority, RB,
 Prerefunded 10/01/96 @ 103
  7.875%, 10/01/17................. $  2,165  $  2,301
Fairfax County, VA, Public
 Improvements, Ser A
  5.000%, 06/01/96(B)..............    1,000     1,006
Fairfax County, VA, Ser A
 Prerefunded 06/01/96 @ 100.25
  6.800%, 06/01/97.................    1,000     1,018
Greensville County, VA, Industrial
 Development Authority Georgia
 Pacific Project, RB
  3.750%, 12/06/95(A)(B)...........    3,850     3,850
Hampton, VA, GO
  7.625%, 01/15/96.................    1,290     1,294
Hanover County, VA, Carter Project
  3.750%, 12/06/95(A)..............      500       500
Louisa County, VA, Industrial
 Development Authority, RB
  3.750%, 12/06/95(A)(B)...........    5,000     5,000
Newport News, VA, Public Housing
 Authority
  3.750%, 12/06/95(A)(B)...........    1,051     1,051
Prince William County, VA,
 Industrial Development Authority,
 Electric And Power Project, RB
  3.800%, 12/05/95(B)..............    1,200     1,200
  3.550%, 12/06/95(B)..............    2,800     2,800
Pulaski County, VA, Pulaski
 Furniture, RB, Ser A
  3.750%, 12/06/95(A)(B)...........    3,687     3,687
  3.900%, 12/06/95(A)(B)...........      532       532
Richmond, VA, Airport Commission
 International Airport Project, Ser
 B, RB, AMBAC
  3.550%, 12/06/96(A)..............    2,000     2,000
Richmond, VA, Industrial
 Development Authority Philip
 Morris Companies
 Project, RB
  3.750%, 12/06/95(A)..............    1,700     1,700
Richmond, VA, Redevelopment Housing
 Authority, Stony Point Project, RB
  3.900%, 12/07/95(A)(B)...........    1,800     1,800
Roanoke, VA, Industrial Development
 Authority Memorial Hospital
 Project, Ser D, RB
  3.850%, 12/07/95(A)(B)...........    6,570     6,570
Suffolk County, VA
  4.000%, 05/30/96.................    6,000     6,000
Virginia Beach, VA, Public
 Improvements
  4.000%, 11/01/96(B)..............    1,000     1,001
Virginia State Higher Education,
 Ser C, RB
  5.000%, 06/01/96.................      430       433

                                      Face
                                     Amount    Value
                                     (000)     (000)
                                    --------  --------
Virginia State Housing Development
 Authority Commonwealth Mortgage,
 Subser D, RB
  3.750%, 03/04/96................. $  1,000  $  1,000
Virginia State Housing Development
 Authority, Ser D, Prerefunded
 02/15/96 @100
  3.600%, 02/15/96.................    9,000     9,000
Virginia State Public School
 Authority
  3.600%, 01/01/96(B)..............    2,000     2,000
Virginia State Public School
 Authority, Ser A, RB
  7.700%, 01/01/96.................    1,000     1,003
Virginia State, GO
  5.000%, 06/01/96.................    3,185     3,203
York County, VA, Electric & Power
 Project
  3.850%, 01/11/96(B)..............    3,500     3,500
York County, VA, Industrial
 Development Authority
  3.950%, 12/05/95(B)..............    4,700     4,700
York County, VA, Industrial
 Development Authority Philip
 Morris Companies Project
  3.750%, 12/06/95(A)(B)...........    2,700     2,700
------------------------------------------------------
                                                82,811
------------------------------------------------------
WASHINGTON (2.0%)
Port Anacortes, WA, Texaco Project
  3.800%, 12/06/95(B)..............    4,000     4,000
------------------------------------------------------
WYOMING (1.9%)
Sweetwater County, WY, Pacific
 Project, RB
  3.850%, 12/06/95(B)..............    3,800     3,800
------------------------------------------------------
    Total Municipal Bonds
      (Cost $186,920,225)..........            186,920
------------------------------------------------------
CASH EQUIVALENTS (7.7%)
Aim Tax Free Money Market Portfolio
  3.600%,(A).......................    4,500     4,500
SEI Institutional Tax Free
 Portfolio
  3.660%,(A).......................    9,731     9,731
SEI Tax Free Portfolio
  3.500%,(A).......................    1,506     1,506
------------------------------------------------------
    Total Cash Equivalents
      (Cost $15,737,244)...........             15,737
------------------------------------------------------
    Total Investments (99.4%)
      (Cost $202,657,469)..........            202,657
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
Other Assets and Liabilities,
  Net..............................              1,303
------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
TAX-FREE MONEY FUND (concluded)

                                               Value
                                               (000)
                                              --------
NET ASSETS:
Fund shares of Trust Class ($.001 par
 value--1 Billion shares authorized) based
 on 202,343,506 outstanding shares of
 capital stock..............................  $202,343
Fund shares of Investors Class A ($.001
 par value--1 Billion shares authorized)
 based on 1,626,989 outstanding shares of
 capital stock..............................     1,627
Accumulated Net Realized Loss on
  Investments...............................       (10)
------------------------------------------------------
    Total Net Assets: (100.0%)..............  $203,960
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($202,332,779 DIVIDED BY
202,343,506 SHARES OUTSTANDING).............     $1.00
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--INVESTORS
CLASS A ($1,627,644 DIVIDED BY
1,626,989 SHARES OUTSTANDING)...............     $1.00
------------------------------------------------------
------------------------------------------------------

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.

AMBAC--American Municipal Bond Assurance Company
CP--Certificate of Participation
FGIC--Federal Guaranty Insurance Company
GO--General Obligation
RB--Revenue Bond
Ser--Series
TAN--Tax Anticipation Note

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND

                                      Face     Market
                                     Amount    Value
                                     (000)     (000)
                                     ------   --------
U.S. TREASURY OBLIGATIONS (22.1%)
U.S. Treasury Notes
  5.875%, 05/31/96.................. $  500   $    501
  6.000%, 06/30/96..................  2,000      2,007
  6.500%, 05/15/97..................  2,000      2,030
  6.125%, 05/31/97..................  2,000      2,020
  6.750%, 05/31/97..................  1,000      1,019
  5.500%, 09/30/97..................  1,000      1,002
  7.250%, 02/15/98..................  1,000      1,037
  5.125%, 11/30/98..................  2,000      1,983
  6.375%, 01/15/99..................  1,000      1,026
  5.875%, 03/31/99..................  1,000      1,012
  7.000%, 04/15/99..................  1,000      1,046
  6.000%, 10/15/99..................  2,000      2,036
  6.375%, 08/15/02..................  2,000      2,081
  7.875%, 11/15/04..................  1,000      1,143
------------------------------------------------------
    Total U.S. Treasury Obligations
      (Cost $19,600,365)............            19,943
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (9.4%)
FFCB MTN
  7.125%, 06/01/01..................  1,000      1,068
  8.600%, 05/30/06, Callable
    05/30/01 @100...................  1,000      1,115
FHLB
  5.870%, 06/26/98..................  2,000      2,015
  7.600%, 03/15/99..................  1,500      1,506
FNMA MTN
  6.610%, 03/24/99..................  1,750      1,774
  6.250%, 01/14/04, Callable
    01/14/97 @100...................  1,000        985
------------------------------------------------------
    Total U.S. Government Agency
      Obligations (Cost
      $8,330,968)...................             8,463
------------------------------------------------------
MORTGAGE-BACKED SECURITIES (5.3%)
FHLMC, REMIC #1607-B
  4.350%, 06/15/03..................  1,618      1,605
FNMA ARM, Pool #305168
  7.294%, 12/01/95(A)...............  1,248      1,288
FNMA, Pool #250227
  8.500%, 03/01/25..................    866        900
GNMA, Pool #207206
  9.750%, 03/15/99..................     87         93
Resolution Trust, Ser 1992-Mh2
  7.000%, 02/15/04..................    867        868
------------------------------------------------------
    Total Mortgage-Backed Securities
      (Cost $4,706,342).............             4,754
------------------------------------------------------
CORPORATE OBLIGATIONS (39.5%)
Alcan Aluminum
  5.875%, 04/01/00..................  2,000      1,985
Allstate
  5.875%, 06/15/98..................  1,000        999
American Express Credit
  7.875%, 12/01/96..................    500        510
American Home Products
  6.875%, 04/15/97..................  1,000      1,012
Caterpillar Financial Services MTN
  5.645%, 12/07/95(A)...............  2,000      1,974

                                      Face     Market
                                     Amount    Value
                                     (000)     (000)
                                     ------   --------
Central Fidelity MTN
  5.000%, 06/17/96.................. $2,000   $  1,997
Chase Manhattan
  8.500%, 03/01/96..................    600        604
Chrysler Financial
  6.500%, 06/15/98..................  3,000      3,034
Commercial Credit
  7.375%, 03/15/02..................    500        531
Connecticut Light & Power
  5.500%, 02/01/99..................  1,000        988
Detroit Edison
  6.400%, 10/01/98..................    975        977
First Union
  8.125%, 06/24/02..................  1,000      1,096
Ford Motor Credit MTN
  6.750%, 05/15/05..................  3,000      3,052
General Electric
  6.835%, 04/03/97..................  1,000      1,015
General Motors
  7.000%, 06/15/03..................  2,000      2,075
General Motors Acceptance
  7.750%, 01/15/99..................  1,500      1,575
Heller Financial MTN
  9.220%, 04/01/96..................    400        404
Houston Lighting & Power
  5.250%, 01/01/97..................  1,000        996
IBM MTN
  6.375%, 06/15/00..................  2,000      2,033
IBM Credit MTN
  4.850%, 09/03/96..................  1,000        993
International Lease Finance
  7.410%, 09/01/99..................  1,200      1,256
National City
  8.375%, 03/15/96..................    600        605
Philip Morris
  9.250%, 12/01/97..................  1,000      1,064
  6.375%, 01/15/98..................  2,000      2,018
Pitney Bowes Credit
  6.250%, 06/01/98..................  1,000      1,010
Salomon Brothers
  7.125%, 08/01/99..................  1,300      1,313
Virginia Electric Power MTN
  8.550%, 12/08/95..................    500        500
------------------------------------------------------
    Total Corporate Obligations
      (Cost $35,306,504)............            35,616
------------------------------------------------------
ASSET BACKED SECURITIES (15.9%)
Advanta Credit Card Master Trust,
 Ser 1995-F A1
  6.050%, 08/01/03..................  1,000      1,003
American Express Master Trust, Ser
 1992
  6.600%, 07/15/99..................  2,000      2,049
Bridgestone/Firestone Master Trust,
 Ser 1992-A
  6.250%, 12/01/99..................    500        500
Chase Manhattan Grantor Trust, Ser
 1995-B
  5.900%, 11/15/01..................  2,000      2,007

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
LIMITED TERM BOND FUND (concluded)

                                      Face     Market
                                     Amount    Value
                                     (000)     (000)
                                     ------   --------
ASSET BACKED SECURITIES (continued)
CIT RV Grantor Trust, Ser 1994-A, Cl
 A
  4.900%, 07/15/09.................. $1,268   $  1,236
Corestates Home Equity Trust, Ser
 1994-1a
  6.650%, 05/15/09..................    848        857
Greentree Manufacturing Housing, Ser
 1995-7 A2
  6.150%, 11/15/26..................  1,000      1,004
Premier Auto Trust, Ser 1993-5 A2
  4.220%, 03/02/99..................    915        900
Sears Credit Account Master Trust,
 Ser 1992-1, Cl A
  5.900%, 11/15/98..................    500        501
Signet Credit Card Master Trust, Ser
 1994-1A
  5.938%, 12/15/95(A)...............  1,000      1,001
Spiegel Master Trust, Ser 1995-A
  7.500%, 09/15/04..................  1,000      1,060
The Money Store, Ser 1995-A1
  7.925%, 02/15/14..................  2,000      2,073
Volvo Auto Receivables Grantor
 Trust, Ser 1992-B, Cl A
  5.450%, 12/15/98..................    188        188
------------------------------------------------------
    Total Asset Backed Securities
      (Cost $14,240,109)............            14,379
------------------------------------------------------
CASH EQUIVALENTS (4.8%)
Aim Liquid Assets Portfolio
  5.710%,(A)........................  4,387      4,387
------------------------------------------------------
    Total Cash Equivalents
      (Cost $4,387,352).............             4,387
------------------------------------------------------
REPURCHASE AGREEMENT (1.3%)
J.P. Morgan
  5.880%, dated 11/30/95,
   matures 12/01/95, repurchase
   price $1,183,283 (collateralized
   by FHLMC Gold, par value $43,521,
   7.500%, matures 11/01/25: FNMA
   obligation, par value $1,160,854,
   7.000%, matures 11/01/25: total
   market value $1,206,751).........             1,183
------------------------------------------------------
    Total Repurchase Agreement
      (Cost $1,183,090).............             1,183
------------------------------------------------------
    Total Investments (98.3%)
      (Cost $87,754,730)............            88,725
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
Other Assets and Liabilities, Net...             1,522
------------------------------------------------------

                                               Market
                                                Value
                                                (000)
                                               -------
NET ASSETS:
Fund shares of the Trust Class ($.001
  par value--1.5 Billion shares authorized)
  based on 8,848,883 outstanding shares of
  capital stock.............................   $88,834
Fund shares of the Investors Class A ($.001
  par value--1.5 Billion shares authorized)
  based  on 144,980 outstanding shares of
  capital stock.............................     1,460
Net Unrealized Appreciation of
  Investments...............................       970
Accumulated Net Realized Loss on
  Investments...............................    (1,040)
Undistributed Net Investment Income.........        23
------------------------------------------------------
    Total Net Assets: (100.00%).............   $90,247
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($88,788,644 DIVIDED BY 8,848,883 SHARES
OUTSTANDING)................................    $10.03
------------------------------------------------------
NET ASSET VALUE, AND REDEMPTION PRICE PER
SHARE--INVESTORS CLASS A ($1,458,372
DIVIDED BY 144,980 SHARES OUTSTANDING)......    $10.06
------------------------------------------------------
OFFERING PRICE PER SHARE--INVESTORS CLASS A
($10.06 DIVIDED BY 98.0%)...................    $10.27
------------------------------------------------------
------------------------------------------------------

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

ARM--Adjustable Rate Mortgage
Cl--Class
FFCB--Federal Farm Credit Bank
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
Ser--Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
U.S. TREASURY OBLIGATIONS (36.5%)
U.S. Treasury Bonds
  10.000%, 05/15/10.................. $2,000   $ 2,583
  6.250%, 08/15/23...................  2,000     2,001
U.S. Treasury Notes
  6.875%, 07/31/99...................  2,000     2,089
  8.000%, 08/15/99...................  1,500     1,623
  7.875%, 11/15/99...................  1,000     1,082
  5.500%, 04/15/00...................  2,000     2,002
  6.250%, 08/31/00...................  1,000     1,028
  7.875%, 08/15/01...................  1,000     1,110
  6.375%, 08/15/02...................  1,000     1,040
  6.250%, 02/15/03...................  2,500     2,583
  5.750%, 08/15/03...................  3,000     3,003
  7.250%, 08/15/04...................  4,000     4,395
  7.875%, 11/15/04...................  2,000     2,287
U.S. Treasury STRIPS
  0.000%, 11/15/02...................  2,000     1,356
  0.000%, 08/15/10...................  3,000     1,217
  0.000%, 05/15/11...................  3,000     1,152
------------------------------------------------------
    Total U.S. Treasury Obligations
      (Cost $28,207,814).............           30,551
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (6.4%)
FFCB MTN
  7.125%, 06/01/01...................  2,000     2,136
  8.600%, 05/30/06 Callable
    05/30/01 @ 100...................  1,000     1,115
FNMA
  8.350%, 11/10/99...................  1,000     1,090
FNMA MTN
  6.250%, 01/14/04 Callable
    01/14/97 @ 100...................  1,000       985
------------------------------------------------------
    Total U.S. Government Agency
      Obligations (Cost
      $5,186,378)....................            5,326
------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS (6.2%)
FHLMC REMIC 1726 Cl B
  6.750%, 11/15/04...................  2,000     2,053
FNMA
  8.500%, 03/01/25...................    866       900
FNMA REMIC 1991-1 G
  7.000%, 01/25/21...................  1,500     1,520
Resolution Trust Corporation CMO Ser
 1992-MH2, Cl A1
  7.000%, 02/15/04...................    694       695
------------------------------------------------------
    Total Mortgage-Backed Obligations
      (Cost $4,984,684)..............            5,168
------------------------------------------------------

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
CORPORATE OBLIGATIONS (38.7%)
Allstate
  5.875%, 06/15/98................... $1,000   $   999
AT&T
  7.000%, 05/15/05...................  1,000     1,055
AT&T MTN
  5.190%, 02/26/96(A)................  1,000       985
BankAmerica
  7.500%, 10/15/02...................  1,000     1,066
Bank of New York
  7.625%, 07/15/02...................  1,000     1,077
Caterpillar Financial Services, MTN
  5.654%, 12/07/95(A)................  2,000     1,974
First Chicago
  7.625%, 01/15/03...................  1,000     1,071
First Union
  8.125%, 06/24/02...................  2,000     2,192
Ford Motor Credit MTN
  7.500%, 11/15/99...................  1,000     1,052
  6.750%, 05/15/05...................  1,000     1,017
General Motors Acceptance Corporation
  7.000%, 03/01/00...................  1,000     1,034
General Motors Acceptance Corporation
  MTN
  8.500%, 03/15/96...................  1,000     1,008
  8.500%, 01/01/03...................  1,000     1,116
IBM
  6.375%, 06/15/00...................  2,000     2,032
Illinois Bell Telephone
  5.800%, 02/01/04...................  1,000       976
KeyCorp
  8.000%, 07/01/04...................  1,000     1,097
Loews
  8.250%, 01/15/07...................  1,000     1,105
Marriott International
  7.125%, 06/01/07...................  1,750     1,798
Mellon Bank
  6.500%, 08/01/05...................  2,000     1,995
Morgan Stanley
  6.375%, 12/15/03...................  1,000       994
Occidental Petroleum
  8.500%, 11/09/01...................  1,000     1,108
Philip Morris
  7.125%, 08/15/02...................  1,000     1,039
Pitney Bowes Credit
  6.625%, 06/01/02...................  2,000     2,050
RJR Nabisco
  8.750%, 04/15/04...................  1,000     1,033
  8.750%, 08/15/05...................  1,000     1,014
WMX Technologies
  6.250%, 10/15/00...................    500       505
------------------------------------------------------
    Total Corporate Obligations
      (Cost $31,409,538).............           32,392
------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
INTERMEDIATE BOND FUND (concluded)

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
ASSET BACKED SECURITIES (8.4%)
American Express Master Trust Ser
  1992
  6.600%, 07/15/99................... $1,000   $ 1,025
Bridgestone/Firestone Master Trust
 Ser 1992-A
  6.250%, 12/01/99...................    250       250
CIT RV Grantor Trust Ser 1994-A, Cl A
  4.900%, 07/15/09...................    634       618
EQCC Home Equity Loan Trust
  5.800%, 03/15/09...................  1,490     1,469
Greentree Manufacturing Housing Ser
 1995-7 A2
  6.150%, 11/15/26...................  1,000     1,004
Sears Credit Account Master Trust Ser
 1992-1a
  5.900%, 11/15/98...................    250       251
Signet Credit Card Master Trust Ser
 1994-1A
  5.938%, 12/15/95(A)................  1,000     1,001
The Money Store 1995-A1
  7.925%, 02/15/14...................  1,250     1,295
Volvo Auto Receivables Grantor Trust
 Ser 1992-B, Cl A
  5.450%, 12/15/98...................     94        94
------------------------------------------------------
    Total Asset Backed Securities
      (Cost $6,963,673)..............            7,007
------------------------------------------------------
CASH EQUIVALENTS (4.0%)
Aim Liquid Assets Portfolio
  5.710%,(A).........................  3,313     3,313
------------------------------------------------------
    Total Cash Equivalents
      (Cost $3,313,406)..............            3,313
------------------------------------------------------
    Total Investments (100.2%)
      (Cost $80,065,493).............           83,757
------------------------------------------------------

                                               Market
                                                Value
                                                (000)
                                               -------
OTHER ASSETS AND LIABILITIES (-0.2%)
Other Assets and Liabilities, Net....          $  (158)
------------------------------------------------------
NET ASSETS:
Fund shares of Trust Class ($.001 par
 value--1.5 Billion shares authorized)
 based on 8,090,978 outstanding shares of
 capital stock..............................    80,631
Fund shares of Investors Class A ($.001 par
 value--1.5 Billion shares authorized) based
 on 170,828 outstanding shares of capital
 stock......................................     1,705
Net Unrealized Appreciation of
  Investments...............................     3,692
Accumulated Net Realized Loss On
  Investments...............................    (2,475)
Undistributed Net Investment Income.........        46
------------------------------------------------------
    Total Net Assets: (100.00%).............   $83,599
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($81,869,755 DIVIDED BY 8,090,978 SHARES
OUTSTANDING)................................    $10.12
------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--INVESTORS CLASS A ($1,729,142
DIVIDED BY 170,828 SHARES OUTSTANDING)......    $10.12
------------------------------------------------------
OFFERING PRICE PER SHARE--INVESTORS CLASS A
($10.12 DIVIDED BY 97.0%)...................    $10.43
------------------------------------------------------
------------------------------------------------------

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
Cl--Class
CMO--Collateralized Mortgage Obligation
FFCB--Federal Farm Credit Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
MTN--Medium Term Note
REMIC--Real Estate Mortgage Investment Conduit
Ser--Series
STRIPS-- Separate Trading of Registered Interest and Principal of Security

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
GOVERNMENT BOND FUND

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
U.S. TREASURY OBLIGATIONS (61.8%)
U.S. Treasury Bonds
  8.750%, 11/15/08...................  $500    $   589
  8.125%, 05/15/21...................   500        617
  8.000%, 11/15/21...................   500        610
  6.250%, 08/15/23...................   750        750
U.S. Treasury Notes
  6.500%, 11/30/96...................   250        253
  6.000%, 11/30/97...................   250        253
  6.000%, 12/31/97...................   250        253
  5.375%, 05/31/98...................   250        250
  5.875%, 03/31/99...................   250        253
  6.750%, 05/31/99...................   500        520
  8.750%, 08/15/00...................   500        565
  6.375%, 08/15/02...................   250        260
  6.250%, 02/15/03...................   500        517
  5.875%, 02/15/04...................   250        252
  7.875%, 11/15/04...................   500        572
------------------------------------------------------
    Total U.S. Treasury Obligations
      (Cost $6,062,485)..............            6,514
------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (4.9%)
FHLMC
  6.395%, 05/16/00...................   500        512
------------------------------------------------------
    Total U.S. Government Agency
      Obligations
      (Cost $497,079)................              512
------------------------------------------------------
CORPORATE OBLIGATIONS (24.3%)
Associates of North America
  6.000%, 03/15/00...................   250        249
AT&T
  7.000%, 05/15/05...................   250        264
Ford Motor Credit MTN
  6.750%, 05/15/05...................   250        254
General Motors Acceptance
  7.750%, 01/15/99...................   250        263
IBM
  6.375%, 06/15/00...................   250        254
Marriott International
  7.125%, 06/01/07...................   250        257
Philip Morris
  7.625%, 05/15/02...................   250        266
Pitney Bowes Credit
  6.250%, 06/01/98...................   250        252
RJR Nabisco
  8.750%, 08/15/05...................   250        253
Wal-Mart Stores
  5.875%, 10/15/05...................   250        243
------------------------------------------------------
    Total Corporate Obligations
      (Cost $2,476,247)..............            2,555
------------------------------------------------------

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
ASSET BACKED SECURITIES (4.2%)
EQCC Home Equity Loan Trust, Ser
 1994-1 A
  5.800%, 03/15/09...................  $186    $   184
The Money Store, Ser 1995-A1
  7.925%, 02/15/14...................   250        259
------------------------------------------------------
    Total Asset Backed Securities
      (Cost $438,504)................              443
------------------------------------------------------
REPURCHASE AGREEMENT (4.3%)
Lehman
  5.870%, dated 11/30/95, matures
   12/01/95, repurchase price
   $454,838 (collateralized by FNMA
   ARM par value $490,000, 7.802%,
   matures 09/01/20: market value
   $464,274).........................              455
------------------------------------------------------
    Total Repurchase Agreement
      (Cost $454,764)................              455
------------------------------------------------------
    Total Investments (99.5%)
      (Cost $9,929,079)..............           10,479
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.5%)
Other Assets and Liabilities, Net....               57
------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class ($.001 par
 value--.5 Billion shares authorized) based
 on 957,790 outstanding shares of capital
 stock......................................     9,667
Fund shares of the Investors Class B ($.001
 par value--.5 Billion shares authorized)
 based on 30,428 outstanding shares of
 capital stock..............................       318
Net Unrealized Appreciation of
  Investments...............................       550
Accumulated Net Realized Gain on
  Investments...............................         1
------------------------------------------------------
    Total Net Assets: (100.0%)..............   $10,536
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($10,211,299 DIVIDED BY 957,790 SHARES
OUTSTANDING)................................    $10.66
------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER
SHARE--INVESTORS CLASS B(1) ($324,862
DIVIDED BY 30,428 SHARES OUTSTANDING).......    $10.68
------------------------------------------------------
------------------------------------------------------

(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

ARM--Adjustable Rate Mortgage
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
MTN--Medium Term Note
Ser--Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
MUNICIPAL BONDS (95.0%)
VIRGINIA (95.0%)
Arlington County, VA Industrial
 Development Authority, Arlington
 Hospital Facility Project, RB,
 Callable 09/01/03 @ 102
  5.125%, 09/01/08................... $1,000   $   980
Arlington County, VA Refunding Bond,
 GO
  5.100%, 06/01/97...................  1,000     1,019
Arlington County, VA, GO
  5.250%, 08/01/98...................  1,000     1,031
  5.000%, 07/15/01...................    500       516
Chesapeake, VA Hospital Authority
 First Mortgage Chesapeake General
 Hospital Project, RB MBIA
  5.000%, 07/01/03...................    300       304
Chesterfield County, VA Refunding &
 Improvement Bond, GO, Callable
 07/15/01 @ 102
  5.900%, 07/15/02...................    250       273
Chesterfield County, VA, Ser A, GO,
 Prerefunded 01/15/00 @ 102
  6.750%, 01/15/10...................  1,300     1,441
Danville, VA School Improvements
 Project, GO, Callable 08/01/03 @
 102, MBIA
  5.400%, 08/01/08...................    500       513
Danville, VA, GO, Callable 04/01/03 @
 102
  5.600%, 04/01/09 (B)...............    250       260
Fairfax County, VA Industrial
 Development Authority Refunding
 Bond, Innovation Health System
 Project, RB
  5.000%, 08/15/08...................  1,000       970
Fairfax County, VA Refunding Bond,
 Ser A, GO
  5.200%, 06/01/06...................  1,000     1,024
Fairfax County, VA Refunding Bond,
 Ser A, GO, Callable 06/01/00 @
 100.75
  4.900%, 06/01/03 (B)...............    300       306
Fairfax County, VA Refunding Bond,
 Ser C, GO
  4.000%, 05/01/97 (B)...............  1,000     1,003
  4.500%, 05/01/00 (B)...............    700       708
Fauquier County, VA, GO, Callable
 07/15/03 @ 102
  5.550%, 07/15/09...................    800       820
Frederick-Winchester, VA Service
 Authority Regional Sewer System, RB,
 AMBAC
  4.900%, 10/01/99...................    200       203
Hampton, VA Public Improvements
 Project, Ser C, GO, Callable
 08/01/03 @ 102
  4.800%, 08/01/06...................  1,000       987
Hampton, VA Sanitation District
 Wastewater Authority Refunding Bond
 Capital Improvements Project, RB,
 Callable 10/01/03 @ 102
  4.900%, 10/01/06...................  1,000       998
Harrisonburg, VA Refunding Bond, GO
  6.000%, 08/01/99...................  1,000     1,056

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
Henrico County, VA Industrial
 Development Authority Hospital
 Facility Refunding Bond Bon Secours
 Health System Project, RB, Callable
 08/15/03 @ 102, FSA
  5.000%, 08/15/04................... $  400   $   398
Henrico County, VA Refunding Bond
 Public Improvements Project, GO
  4.500%, 01/15/00...................  1,000     1,010
Henrico County, VA Refunding Bond
 Public Improvements Project, GO,
 Callable 01/15/03 @ 102
  5.200%, 01/15/07...................  1,000     1,031
James City County, VA, GO, FGIC
  4.800%, 12/15/05...................  1,000     1,006
James Madison University, VA, RB,
 Callable 06/01/03 @ 102, AMBAC
  5.375%, 06/01/09...................    500       501
Newport News, VA Public Housing
 Authority Multi-Family Housing For
 Newport-Oxford Project, RB
  3.900%, 12/01/95 (A)(B)............  1,300     1,300
Norfolk, VA Industrial Development
 Authority Childrens Hospital
 Project, RB, Callable 06/01/04 @
 102, AMBAC
  5.100%, 06/01/07...................  1,000     1,009
Norfolk, VA Industrial Development
 Authority Sentara Hospital Project,
 Ser A, RB, Callable 11/01/04 @ 102
  4.800%, 11/01/06...................  1,000       964
Norfolk, VA Redevelopment & Housing
 Authority Educational Facility, RB,
 Callable 11/01/05 @ 102
  5.800%, 11/01/08...................    700       743
Norfolk, VA Refunding Bond, GO
  4.700%, 06/01/02 (B)...............  1,000     1,015
Norfolk, VA, GO, Prerefunded 10/01/98
 @ 102
  7.000%, 10/01/09...................  1,000     1,096
Norfolk, VA, Refunding & Improvement
 Bond, GO
  5.000%, 02/01/03...................  1,000     1,029
Peninsula Ports, VA Riverside Health
 System Project, Ser A, RB
  5.600%, 07/01/98...................    500       514
Portsmouth, VA, Refunding Bond, GO
  5.000%, 08/01/02...................  1,000     1,030
Prince William County, VA Park
 Authority, RB
  5.500%, 10/15/99...................    500       524
  5.800%, 10/15/01...................    500       536
Prince William County, VA Refunding
 Bond, Ser C, GO, Callable 08/01/03 @
 102
  5.100%, 08/01/08 (B)...............  1,000     1,007
Richmond County, VA Metropolitan
 Authority Highway Improvements
 Project, Ser B, RB, Callable
 07/15/02 @ 102, FGIC
  6.050%, 07/15/05...................    500       540

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (continued)

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
MUNICIPAL BONDS (continued)
VIRGINIA (continued)
Roanoke, VA Industrial Development
 Authority Roanoke Memorial Hospital
 Project, Ser B, RB
  5.800%, 07/01/05................... $  500   $   521
Roanoke, VA Water Utility
 Improvements, Ser B, GO
  5.800%, 08/01/00...................    500       531
Stafford County, VA Water Authority,
 RB, FGIC
  4.750%, 06/01/03...................  1,000     1,010
Suffolk, VA Redevelopment & Housing
 Authority Oak Springs Association
 Project, RB
  6.250%, 02/01/05 (B)...............    500       506
Suffolk, VA Refunding & Improvement
 Bond, GO
  5.200%, 08/01/02...................  1,500     1,562
University of Virginia, Ser A, RB
  5.200%, 06/01/12...................  1,500     1,485
University of Virginia, VA Hospital
 Authority, Ser E, RB, Callable
 06/01/99 @ 100
  6.000%, 06/01/13...................  1,000     1,018
Upper Occoquan, VA Sewer Authority,
 RB, Callable 01/01/04 @ 102, FGIC
  5.200%, 07/01/09...................  1,000     1,000
Virginia Beach, VA Refunding Bond, GO
  5.000%, 07/15/03...................  1,000     1,030
  5.450%, 07/15/11...................  1,000     1,014
Virginia State College Building
 Authority University of Richmond
 Project, RB, Callable 11/01/02 @ 102
  6.250%, 11/01/12...................  1,000     1,066
Virginia State Education Loan
 Authority, Ser C, RB
  5.100%, 03/01/00 (B)...............    400       401
Virginia State Education Loan
 Authority, Ser F, RB
  5.250%, 03/01/00 (B)...............    750       747
Virginia State Housing Development
 Authority,
 Ser C-4, RB, Callable 01/01/02 @ 102
  4.900%, 01/01/04...................  1,000       990
Virginia State Housing Development
 Authority, Ser D, RB
  5.000%, 11/01/01 (B)...............    770       785

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                      ------   -------
Virginia State Public Building
 Authority Correctional Facilities
 Project, Ser A, RB
  6.750%, 08/01/97................... $1,000   $ 1,046
Virginia State Public Building
 Authority Refunding Bond, Ser B, RB
  5.625%, 08/01/02...................    250       266
Virginia State Public School
 Authority, Ser C, RB
  4.500%, 01/01/00...................  1,000     1,009
  4.875%, 01/01/09...................  1,000       967
Virginia State Solid Waste Disposal
 Systems, Ser E, RB
  4.600%, 05/01/00...................    500       500
Virginia State Transportation Board
 Authority
 Northern Virginia Transportation District
 Project,
 Ser C, RB, Callable 05/15/03 @ 102
  5.500%, 05/15/15...................  1,000     1,001
Virginia State Transportation Board
 Authority Route 28 Project, RB,
 Escrowed To Maturity
  6.700%, 03/01/96...................  1,000     1,007
Waynesboro, VA, GO, Callable 02/01/02
 @ 102
  5.400%, 02/01/08...................    300       306
------------------------------------------------------
                                                49,433
------------------------------------------------------
    Total Municipal Bonds
      (Cost $48,867,613).............           49,433
------------------------------------------------------
CASH EQUIVALENTS (5.8%)
Aim Tax Free Institutional Cash
 Reserve
  3.550%, (A)........................    389       389
Federated Virginia Municipal Cash
 Trust
  3.410%, (A)........................  2,628     2,628
------------------------------------------------------
    Total Cash Equivalents
      (Cost $3,017,000)..............            3,017
------------------------------------------------------
    Total Investments (100.8%)
      (Cost $51,884,613).............           52,450
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
Other Assets and Liabilities, Net....             (428)
------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND (concluded)

                                               Market
                                                Value
                                                (000)
                                               -------
NET ASSETS:
Fund shares of the Trust Class ($.001 par
 value-- 1 Billion shares authorized) based
 on 4,236,628 outstanding shares of capital
 stock......................................   $43,743
Fund shares of the Investors Class A ($.001
 par value--1 Billion shares authorized)
 based on 845,384 outstanding shares of
 capital stock..............................     8,663
Net Unrealized Appreciation of
 Investments................................       565
Accumulated Net Realized Loss on
 Investments................................      (945)
Distribution in Excess of Net Investment
 Income.....................................        (4)
------------------------------------------------------
    Total Net Assets: (100.0%)..............   $52,022
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($43,373,050 DIVIDED BY 4,236,628 SHARES
OUTSTANDING)................................    $10.24
------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--INVESTORS CLASS A ($8,648,638
DIVIDED BY 845,384 SHARES OUTSTANDING)......    $10.23
------------------------------------------------------
OFFERING PRICE PER SHARE--INVESTORS CLASS A
($10.23 DIVIDED BY 96.5%)...................    $10.60
------------------------------------------------------
------------------------------------------------------

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security backed by letter of credit or credit support.

AMBAC--American Municipal Bond Assurance Company
FGIC--Federal Guaranty Insurance Company
FSA--Financial Securities Assurance, Inc.
GO--General Obligation
MBIA--Municipal Bond Insurance Association
RB--Revenue Bond
Ser--Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND

                                        Face    Market
                                       Amount   Value
                                       (000)    (000)
                                       ------   ------
MUNICIPAL BONDS (97.2%)
VIRGINIA (97.2%)
Arlington County, VA Industrial
 Development Authority Arlington
 Hospital Facility Project, RB AMBAC
  5.000%, 09/01/21....................  $200    $  183
Chesapeake Bay, VA Bridge & Tunnel
 Improvements Project, RB Callable
 07/01/05 @ 102 FGIC
  5.500%, 07/01/06....................   150       158
Chesapeake, VA Refunding Bond, GO
  5.250%, 12/01/06....................   250       259
Chesterfield County, VA, Ser A, GO
 Prerefunded 01/15/00 @ 102
  6.750%, 01/15/10....................   200       222
Danville, VA, GO Callable 04/01/03 @
 102
  5.600%, 04/01/09(B).................   150       156
Fairfax County, VA Industrial
 Development Authority Inova Health
 System Project, RB
  5.000%, 08/15/23....................   200       180
Fairfax County, VA Refunding Bond, Ser
 C, GO Callable 10/01/99 @ 101.25
  5.600%, 10/01/04(B).................   150       157
Fairfax County, VA Water Authority, RB
 Callable 04/01/07 @ 102
  6.000%, 04/01/22....................   150       155
Frederick-Winchester, VA Service
 Authority Regional Sewer System
 Project, RB Callable 10/01/03 @ 102
 AMBAC
  5.750%, 10/01/10....................   150       155
Front Royal, VA MN
  3.650%, 12/07/95(A).................   145       145
Hampton Roads, VA Sanitation District
 Waste Water Capital Improvements
 Project, RB
  4.700%, 10/01/04....................   250       250
James City, VA, GO FGIC
  5.200%, 12/15/10....................   150       149
Loudoun County, VA Sanitation
 Authority Water & Sewer, RB FGIC
  6.250%, 01/01/16....................   150       158
Lychburg, VA Public Improvement, GO
 Callable 04/01/03 @ 102
  5.000%, 04/01/12(B).................   200       193
Newport News, VA, Ser A, GO MBIA
  5.500%, 07/01/12....................   250       256
Norfolk, VA MN
  3.650%, 12/07/95(A).................   105       105
Norfolk, VA Redevelopment & Housing
 Authority, Tidewater Community
 College Project, RB
  5.875%, 11/01/15....................   100       104
Norfolk, VA, GO
  5.750%, 06/01/12....................   150       156
Norfolk, VA, GO Prerefunded 10/01/98 @
 102
  7.000%, 10/01/09....................   150       165

                                        Face    Market
                                       Amount   Value
                                       (000)    (000)
                                       ------   ------
Petersburg, VA, GO Callable 07/15/04 @
 102 FGIC
  5.750%, 07/15/14....................  $150    $  153
Portsmouth, VA Water & Sewer
 Improvements, GO Callable 08/01/01 @
 102
  5.700%, 08/01/02....................   200       214
Richmond, VA Metropolitan Expressway
 Authority, Ser A, RB Callable
 07/15/02 @ 100 FGIC
  5.750%, 07/15/22....................   150       151
Richmond, VA Public Improvements
 Project, Ser B, GO
  6.250%, 01/15/18....................   150       154
Riverside, VA Regional Jail Authority
 Jail Facilities Project, RB Callable
 07/01/05 @ 102 MBIA
  6.000%, 07/01/25....................   150       156
Roanoke, VA Public Improvements
 Project, GO
  5.150%, 08/01/12....................   250       244
Spotsylvania County, VA Public
 Improvements Project, GO Callable
 07/15/02 @ 102
  5.875%, 07/15/10....................   150       156
University of Virginia, Ser A, RB
 Callable 06/01/03 @ 102
  5.200%, 06/01/15....................   200       196
Virginia Beach, VA, GO
  5.450%, 07/15/11....................   200       203
Virginia College Building Authority,
 Washington & Lee University Project,
 RB Callable 01/01/04 @ 102
  5.800%, 01/01/24....................   150       155
Virginia State College Building
 Authority University of Virginia
 Project, RB Callable 11/01/99 @ 101
  6.400%, 11/01/22....................   150       160
Virginia State Housing Development
 Authority Commonwealth Meeting, Ser
 A-4, AMT RB MBIA
  6.350%, 07/01/18(B).................   150       154
Virginia State Peninsula Regional Jail
 Authority Regional Jail Facility, RB
 Callable 10/01/05 @ $101 MBIA
  5.500%, 10/01/14....................   200       201
Virginia State Public Building
 Authority, Ser C, RB Callable
 08/01/02 @ 101
  5.750%, 08/01/12....................   150       154
Virginia State Public School Authority
 Special Obligation Bond for York
 County, Callable 07/15/04 @ 102
  5.900%, 07/15/13....................   150       156
Virginia State Transportation Board
 Contract U.S. Route 58 Corridor
 Project, Ser A, RB Callable 05/15/03
 @ 102
  5.400%, 05/15/08....................   150       154
Virginia State, Ser A, RB
  5.000%, 06/01/06....................   450       462

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
VIRGINIA MUNICIPAL BOND FUND (concluded)

                                        Face    Market
                                       Amount   Value
                                       (000)    (000)
                                       ------   ------
MUNICIPAL BONDS (continued)
VIRGINIA (continued)
West Point, VA Industrial Development
 Authority Solid Waste Disposal
 Chesapeake Corporation Project, Ser
 B, RB
  6.250%, 03/01/19....................  $150    $  155
------------------------------------------------------
    Total Municipal Bonds
      (Cost $6,469,189)...............           6,684
------------------------------------------------------
CASH EQUIVALENTS (2.6%)
Federated Virginia Municipal Cash
 Trust
  3.410%, (A).........................   178       178
------------------------------------------------------
    Total Cash Equivalents
      (Cost $178,000).................             178
------------------------------------------------------
    Total Investments (99.8%)
      (Cost $6,647,189)...............           6,862
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)
Other Assets and Liabilities, Net.....              13
------------------------------------------------------

                                                Market
                                                Value
                                                (000)
                                                ------
NET ASSETS:
Fund shares of Trust Class ($.001 par value--
 .5 Billion shares authorized) based on
 600,555 outstanding shares of capital
 stock.......................................   $6,047
Fund shares of Investors Class B ($.001 par
 value--.5 Billion shares authorized) based
 on 60,250 outstanding shares of capital
 stock.......................................      612
Net Unrealized Appreciation on Investments...      215
Accumulated Net Realized Gain on
 Investments.................................        1
------------------------------------------------------
    Total Net Assets: (100.0%)...............   $6,875
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($6,246,508 DIVIDED BY 600,555 SHARES
OUTSTANDING).................................   $10.40
------------------------------------------------------
NET ASSET VALUE AND OFFERING PRICE PER
SHARE--INVESTORS CLASS B(1) ($628,392
DIVIDED BY 60,250 SHARES OUTSTANDING)........   $10.43
------------------------------------------------------
------------------------------------------------------

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(B) Security is backed by letter of credit or credit support.
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

AMBAC--American Municipal Bond Assurance Company
AMT--Alternative Minimum Tax
FGIC--Financial Guaranty Insurance Company
GO--General Obligation
MBIA--Municipal Bond Insurance Association
MN--Master Note
RB--Revenue Bond
Ser--Series

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
VALUE FUND

                                               Market
                                               Value
                                     Shares    (000)
                                    --------  --------
COMMON STOCKS (99.0%)
AIR TRANSPORTATION (1.6%)
*AMR...............................   50,000  $  3,831
------------------------------------------------------
AIRCRAFT (2.2%)
*Litton Industries.................   60,000     2,693
Rockwell International.............   50,000     2,450
------------------------------------------------------
                                                 5,143
------------------------------------------------------
APPAREL/TEXTILES (1.5%)
*Jones Apparel Group...............  100,000     3,612
------------------------------------------------------
AUTOMOTIVE (4.9%)
Federal Mogul......................  225,000     4,303
General Motors.....................   90,000     4,365
Goodyear Tire & Rubber.............   70,000     2,966
------------------------------------------------------
                                                11,634
------------------------------------------------------
BANKS (5.3%)
Banc One...........................   85,000     3,241
Bankers Trust New York.............   65,000     4,217
Fleet Financial Group..............   75,000     3,131
PNC Bank...........................   65,000     1,901
------------------------------------------------------
                                                12,490
------------------------------------------------------
CHEMICALS (3.2%)
Dow Chemical.......................   71,500     5,068
Georgia Gulf.......................   68,000     2,422
------------------------------------------------------
                                                 7,490
------------------------------------------------------
COMMUNICATIONS (2.1%)
Motorola...........................   80,000     4,900
------------------------------------------------------
COMPUTERS & SERVICES (6.1%)
*Cabletron Systems.................   25,000     2,075
Pitney Bowes.......................   45,000     2,014
*Storage Technology................   75,000     1,856
*Sybase............................  100,000     3,512
*Tandem Computers..................  400,000     5,000
------------------------------------------------------
                                                14,457
------------------------------------------------------
CONSTRUCTION (1.4%)
Foster Wheeler.....................   85,000     3,357
------------------------------------------------------
COSMETICS, SOAPS & TOILETRIES (0.5%)
Procter & Gamble...................   15,000     1,296
------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL
  EQUIPMENT (2.2%)
AMP................................   70,000     2,809
W.W. Grainger......................   35,000     2,341
------------------------------------------------------
                                                 5,150
------------------------------------------------------
ENVIRONMENTAL SERVICES (2.2%)
WMX Technologies...................  175,000     5,163
------------------------------------------------------

                                               Market
                                               Value
                                     Shares    (000)
                                    --------  --------
FOOD, BEVERAGE & TOBACCO (5.4%)
Campbell Soup......................   60,000  $  3,352
+McCormick.........................  100,000     2,363
RJR Nabisco........................  125,000     3,641
U.S.T. ............................  100,000     3,262
------------------------------------------------------
                                                12,618
------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES (1.3%)
Masco..............................  100,000     2,950
------------------------------------------------------
HOUSEHOLD PRODUCTS (2.5%)
Premark International..............   75,000     3,825
Singer N.V.........................   75,000     1,969
------------------------------------------------------
                                                 5,794
------------------------------------------------------
INSURANCE (5.3%)
Cigna..............................   45,000     4,950
Torchmark..........................  100,000     4,250
Unum...............................   60,000     3,248
------------------------------------------------------
                                                12,448
------------------------------------------------------
MACHINERY (4.9%)
Deere..............................   85,000     2,794
Giddings & Lewis...................  250,000     3,906
Tenneco............................  100,000     4,800
------------------------------------------------------
                                                11,500
------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (6.6%)
American Home Products.............   20,000     1,825
C.R. Bard..........................  125,000     3,609
Columbia/HCA Healthcare............   60,000     3,097
Rhone Poulenc Rorer................   85,000     4,069
Schering Plough....................   50,000     2,869
------------------------------------------------------
                                                15,469
------------------------------------------------------
METALS & MINING (3.3%)
*Alumax............................  150,000     4,987
*LTV...............................  195,000     2,828
------------------------------------------------------
                                                 7,815
------------------------------------------------------
OIL & GAS (1.2%)
Coastal............................   85,000     2,826
------------------------------------------------------
PAPER & PAPER PRODUCTS (2.9%)
Potlatch...........................   40,000     1,615
Westvaco...........................   90,000     2,464
Weyerhaeuser.......................   60,000     2,715
------------------------------------------------------
                                                 6,794
------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (5.5%)
Apache.............................   85,000     2,263
Dresser Industries.................  120,000     2,835
Schlumberger.......................   70,000     4,445
Union Texas Petroleum..............  175,000     3,369
------------------------------------------------------
                                                12,912
------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
VALUE FUND (concluded)

                                               Market
                                               Value
                                     Shares    (000)
                                    --------  --------
COMMON STOCKS (continued)
PETROLEUM REFINING (3.4%)
Amoco..............................   60,000  $  4,065
Exxon..............................   25,000     1,934
Mobil..............................   20,000     2,088
------------------------------------------------------
                                                 8,087
------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES
  (1.9%)
Eastman Kodak......................   65,000     4,420
------------------------------------------------------
PRINTING & PUBLISHING (1.5%)
Tribune............................   55,000     3,548
------------------------------------------------------
RETAIL (6.7%)
Albertsons.........................  125,000     3,844
Circuit City.......................   90,000     2,610
Limited............................  180,000     3,218
Melville...........................  100,000     3,113
*Toys R US.........................  125,000     2,906
------------------------------------------------------
                                                15,691
------------------------------------------------------
SAVINGS & LOAN (2.0%)
H.F. Ahmanson......................  175,000     4,681
------------------------------------------------------
TELEPHONES & TELECOMMUNICATION
  (3.7%)
Ameritech..........................   20,000     1,100
AT&T...............................   65,000     4,290
MCI Communications.................  125,000     3,328
------------------------------------------------------
                                                 8,718
------------------------------------------------------
TRUCKING (1.0%)
Ryder System.......................  100,000     2,387
------------------------------------------------------
UTILITIES, ELECTRIC, & GAS (6.7%)
Boston Edison......................  125,000     3,484
Consolidated Natural Gas...........  120,000     5,325
Equitable Resources................   65,000     1,999
Public Service Enterprise..........  100,000     2,963
Unicom.............................   60,000     1,920
------------------------------------------------------
                                                15,691
------------------------------------------------------
    Total Common Stocks
      (Cost $214,920,240)..........            232,872
------------------------------------------------------

                                     Face      Market
                                    Amount     Value
                                     (000)     (000)
                                   ---------  --------
CASH EQUIVALENTS (1.4%)
Aim Liquid Assets Portfolio
  5.710%, (A)..................... $   3,284  $  3,284
------------------------------------------------------
    Total Cash Equivalents
      (Cost $3,284,047)...........               3,284
------------------------------------------------------
    Total Investments (100.4%)
      (Cost $218,204,287).........             236,156
------------------------------------------------------
OTHER ASSETS AND LIABILITIES
  (-0.4%)
Other Assets and Liabilities,
  Net.............................              (1,051)
------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class ($.001 par
 value--1.5 Billion shares authorized)
 based on 19,005,585 outstanding shares
 of capital stock...........................   201,449
Fund shares of the Investors Class A ($.001
 par value--1.5 Billion shares authorized)
 based on 1,083,612 outstanding shares of
 capital stock..............................    12,189
Fund shares of the Investors Class B ($.001
 par value--1.5 Billion shares authorized)
 based on 179,273 outstanding shares of
 capital stock..............................     2,143
Net Unrealized Appreciation of
  Investments...............................    17,952
Accumulated Net Realized Gain on
  Investments...............................     1,235
Undistributed Net Investment Income.........       137
------------------------------------------------------
    Total Net Assets: (100.00%).............  $235,105
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE--TRUST CLASS
($220,385,316 DIVIDED BY 19,005,585 SHARES
OUTSTANDING)................................    $11.60
------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER
SHARE--INVESTORS CLASS A ($12,633,255
DIVIDED BY 1,083,612 SHARES OUTSTANDING)....    $11.66
------------------------------------------------------
OFFERING PRICE PER SHARE--INVESTORS CLASS A
($11.66 / 95.5%)............................    $12.21
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE--INVESTORS
CLASS B(1) ($2,085,930 DIVIDED BY 179,273
SHARES OUTSTANDING).........................    $11.64
------------------------------------------------------
------------------------------------------------------

* Non-income producing securities.
+ Non-voting shares.
(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND

                                               Market
                                                Value
                                     Shares     (000)
                                     -------   -------
COMMON STOCKS (96.3%)
AIR TRANSPORTATION (1.5%)
Skywest.............................  26,000   $   354
------------------------------------------------------
BANKS (4.1%)
Chemical Banking....................   3,700       222
H.F. Ahmanson.......................  26,700       714
------------------------------------------------------
                                                   936
------------------------------------------------------
BUILDING & CONSTRUCTION (6.5%)
Webb, Del E. .......................  29,000       587
Medusa..............................   9,500       236
*Schuler Homes......................  22,000       195
*Toll Brothers......................  26,000       471
------------------------------------------------------
                                                 1,489
------------------------------------------------------
COMMUNICATIONS (6.1%)
A.H. Belo, Ser A....................  13,400       477
*Clear Channel Communications.......   3,600       284
*ECI Telecommunications.............  30,000       630
------------------------------------------------------
                                                 1,391
------------------------------------------------------
COMPUTERS & SERVICES (8.3%)
*Creative Technology................  18,000       164
*Gateway 2000.......................  17,500       483
*Netmanage..........................  11,250       255
*Netscape Communications............     200        28
*Seagate Technology.................   7,100       375
*Sybase.............................  17,000       597
------------------------------------------------------
                                                 1,902
------------------------------------------------------
COSMETICS, SOAPS & TOILETRIES (2.6%)
Procter & Gamble....................   7,000       605
------------------------------------------------------
ELECTRONIC & OTHER ELECTRICAL
  EQUIPMENT (5.0%)
*Cypress Semiconductor..............  20,000       312
Motorola............................   9,600       588
*Solectron..........................   5,600       238
------------------------------------------------------
                                                 1,138
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (2.5%)
CPC International...................   8,200       564
------------------------------------------------------
INSURANCE (7.4%)
American Financial..................  17,800       534
Life RE.............................  24,000       513
Mid Ocean...........................  17,500       648
------------------------------------------------------
                                                 1,695
------------------------------------------------------
MARINE TRANSPORTATION (3.0%)
Carnival Cruise Lines, Cl A.........  26,000       676
------------------------------------------------------

                                               Market
                                                Value
                                     Shares     (000)
                                     -------   -------
MEASURING DEVICES (1.3%)
*Elsag Bailey Process Automation
  N.V...............................  10,000   $   289
------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (16.5%)
*Amgen..............................   3,000       149
Biogen..............................   6,500       354
*Genzyme............................   2,000       130
*Medisense..........................  24,000       612
Rhone Poulenc Rorer.................  18,500       886
*Tenet Healthcare...................  28,000       500
United States Surgical..............  30,500       766
*Watson Pharmaceuticals.............   8,000       374
------------------------------------------------------
                                                 3,771
------------------------------------------------------
METALS & MINING (6.0%)
AK Steel Holding....................  15,500       537
*Alumax.............................  13,800       459
Cyprus Amax Minerals................  13,700       377
------------------------------------------------------
                                                 1,373
------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (11.8%)
Burlington Resources................   7,000       270
*Chesapeake Energy..................  19,000       807
Dresser.............................  19,000       449
*Smith International................  32,000       540
Tidewater...........................  22,000       630
------------------------------------------------------
                                                 2,696
------------------------------------------------------
PROFESSIONAL SERVICES (1.2%)
*Medaphis...........................   9,000       290
------------------------------------------------------
RECREATIONAL PRODUCTS & SERVICES (2.1%)
*Grand Casinos......................  13,000       478
------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (4.7%)
AT&T................................  10,300       680
MCI Communications..................  15,050       401
------------------------------------------------------
                                                 1,081
------------------------------------------------------
TRANSPORTATION (4.5%)
Burlington Northern Santa Fe........   4,100       331
Norfolk Southern....................   8,900       701
------------------------------------------------------
                                                 1,032
------------------------------------------------------
UTILITIES, ELECTRIC, & GAS (1.2%)
Consolidated Natural Gas............   6,000       266
------------------------------------------------------
    Total Common Stocks
      (Cost $21,104,620)............            22,026
------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND (concluded)

                                      Face     Market
                                     Amount     Value
                                      (000)     (000)
                                     -------   -------
CASH EQUIVALENTS (3.7%)
Aim Liquid Assets Portfolio
  5.710%, (A)....................... $   837   $   837
------------------------------------------------------
    Total Cash Equivalents
      (Cost $837,399)...............               837
------------------------------------------------------
    Total Investments (100.0%)
      (Cost $21,942,019)............            22,863
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)
Other Assets and Liabilities, Net...               (10)
------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Class ($.001 par
 value-- 1.5 Billion shares authorized)
 based on 1,802,278 outstanding shares of
 capital stock..............................    18,901
Fund shares of the Investors Class A ($.001
 par value--1.5 Billion shares authorized)
 based on 302,978 outstanding shares of
 capital stock..............................     3,186
Net Unrealized Appreciation on
 Investments................................       921
Accumulated Net Realized Loss on
 Investments................................      (158)
Undistributed Net Investment Income.........         3
------------------------------------------------------
    Total Net Assets: (100.0%)..............   $22,853
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE--TRUST CLASS
($19,591,555 DIVIDED BY 1,802,278 SHARES
OUTSTANDING)................................    $10.87
------------------------------------------------------
NET ASSET VALUE, AND REDEMPTION PRICE PER
SHARE--INVESTORS CLASS A ($3,260,950
DIVIDED BY 302,978 SHARES OUTSTANDING)......    $10.76
------------------------------------------------------
OFFERING PRICE PER SHARE--INVESTORS CLASS A
($10.76 DIVIDED BY 95.5%)...................    $11.27
------------------------------------------------------
------------------------------------------------------

* Non-income producing security.
(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

Cl--Class

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND

                                               Market
                                                Value
                                      Shares    (000)
                                     --------  -------
COMMON STOCKS (92.1%)
AEROSPACE (0.6%)
*Whittaker..........................   20,000  $   355
------------------------------------------------------
AEROSPACE & DEFENSE (1.7%)
*SCI Systems........................   10,000      334
*Tracor.............................   45,000      669
------------------------------------------------------
                                                 1,003
------------------------------------------------------
APPAREL/TEXTILES (1.5%)
*Cone Mills.........................   25,000      281
*Marisa Christina...................    5,000       84
*Triarc, Cl A.......................   50,000      525
------------------------------------------------------
                                                   890
------------------------------------------------------
AUTOMOTIVE (3.4%)
Arvin Industries....................   25,000      441
Breed Technologies..................   30,000      607
Federal Mogul.......................   30,000      574
*Lear Seating.......................   15,000      420
------------------------------------------------------
                                                 2,042
------------------------------------------------------
BANKS (4.6%)
Central Fidelity Banks..............   15,000      495
First Tennessee National............   10,000      605
Southern National...................   20,000      525
SouthTrust..........................   20,000      505
Union Planters......................   10,000      315
Wilmington Trust....................   10,000      318
------------------------------------------------------
                                                 2,763
------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING
  (1.1%)
*Multimedia.........................   15,000      673
------------------------------------------------------
BUILDING & CONSTRUCTION (0.5%)
Pulte...............................   10,000      308
------------------------------------------------------
BUILDING MATERIALS (1.4%)
Centex Construction Products........   20,000      280
Martin Marietta Materials...........   27,000      550
------------------------------------------------------
                                                   830
------------------------------------------------------
CAPITAL EQUIPMENT (0.5%)
Wabash National.....................   10,000      280
------------------------------------------------------
CHEMICALS (3.9%)
Aceto...............................   35,000      591
Calgon Carbon.......................   50,000      587
Crompton & Knowles..................   25,000      325
Ethyl...............................   20,000      250
Lea Ronol...........................   20,000      563
------------------------------------------------------
                                                 2,316
------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.5%)
*B.I................................   10,000       85
*CMC Industries.....................   50,000      219
*Ortel..............................   50,000      562
------------------------------------------------------
                                                   866
------------------------------------------------------
COMPUTER SOFTWARE (1.0%)
*Structural Dynamics Research.......   30,000      611
------------------------------------------------------

                                               Market
                                                Value
                                      Shares    (000)
                                     -------   -------
COMPUTERS & SERVICES (3.7%)
*Conner Peripherils.................   25,000  $   566
*Dialogic...........................   20,000      630
*Netmanage..........................   20,000      453
*Verifone...........................   20,000      585
------------------------------------------------------
                                                 2,234
------------------------------------------------------
CONSUMER PRODUCTS (1.3%)
Cross A.T., Cl A....................   20,000      317
Stride Rite.........................   50,000      437
------------------------------------------------------
                                                   754
------------------------------------------------------
ELECTRICAL SERVICES (1.9%)
Central Maine Power.................   50,000      675
Public Service of New Mexico........   25,000      441
------------------------------------------------------
                                                 1,116
------------------------------------------------------
ENERGY (1.9%)
*AES................................   40,000      810
*Destec Energy......................   25,000      350
------------------------------------------------------
                                                 1,160
------------------------------------------------------
FINANCIAL SERVICES (1.6%)
A.G. Edwards........................   15,000      405
*SPS Transaction Services...........   19,000      525
------------------------------------------------------
                                                   930
------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (2.5%)
Cott Quebec.........................   70,000      442
Dimon...............................   40,000      690
International Multifoods............   16,400      383
------------------------------------------------------
                                                 1,515
------------------------------------------------------
GAS/NATURAL GAS (2.6%)
Public Service of North Carolina....   30,000      491
UGI.................................   25,000      519
USX-Delhi Group.....................   50,000      513
------------------------------------------------------
                                                 1,523
------------------------------------------------------
INSURANCE (5.5%)
First Colony........................   30,000      780
Home Beneficial, Cl B...............   20,000      485
Life Re.............................   35,000      748
*Life USA Holdings..................   50,000      425
USF & G.............................   30,000      518
USLife..............................   11,250      325
------------------------------------------------------
                                                 3,281
------------------------------------------------------
MACHINERY (5.3%)
BWIP Holding, Cl A..................   35,000      538
Giddings & Lewis....................   20,000      312
*Global Industries Technologies.....   25,000      444
Kennmetal...........................   15,000      461
Newcor..............................   50,000      394
Regal Beloit........................   25,000      550
Zero................................   30,000      476
------------------------------------------------------
                                                 3,175
------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (continued)

                                               Market
                                                Value
                                      Shares    (000)
                                     -------   -------
COMMON STOCKS (continued)
MEASURING DEVICES (1.8%)
Acme-Cleveland......................   17,000  $   387
*CEM................................   30,000      382
Modern Controls.....................   30,000      304
------------------------------------------------------
                                                 1,073
------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (6.0%)
*Avecor Cardiovascular..............    5,000       76
*Haemonetics........................   24,000      426
*Integrated Health Services.........   20,000      442
*Medisense..........................   25,000      638
*Mid Atlantic Medical Services......   25,000      609
Sterile Concepts Holdings...........   40,000      560
Vital Signs.........................   40,000      800
------------------------------------------------------
                                                 3,551
------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (6.1%)
*Box Energy, Cl B...................   35,000      302
*Chieftan International.............   50,000      837
*Global Marine......................   75,000      506
Horsham.............................   40,000      545
*Nabors Industries..................   50,000      494
*Oceaneering International..........   50,000      488
*Stolt Comex Seaway S.A.............   45,000      433
------------------------------------------------------
                                                 3,605
------------------------------------------------------
PRECIOUS METALS (1.6%)
Agnico Eagle Mines..................   29,800      372
*AMAX Gold..........................   50,000      319
*MK Gold............................  100,000      288
------------------------------------------------------
                                                   979
------------------------------------------------------
PRINTING & PUBLISHING (4.9%)
Cadmus Communications...............   33,000      941
Jostens.............................   30,000      742
Meredith............................   20,000      787
*Western Publishing Group...........   50,000      444
------------------------------------------------------
                                                 2,914
------------------------------------------------------
PROFESSIONAL SERVICES (1.3%)
E.G. & G............................   40,000      770
------------------------------------------------------
RECREATION (1.7%)
Callaway Golf.......................   50,000      994
------------------------------------------------------
RESTAURANTS (1.1%)
Sbarro..............................   30,000      671
------------------------------------------------------
RETAIL (2.2%)
*S & K Famous Brands................   60,000      435
*Stein Mart.........................   35,000      440
*Urban Outfitters...................   20,000      445
------------------------------------------------------
                                                 1,320
------------------------------------------------------

                                               Market
                                                Value
                                      Shares    (000)
                                     --------  -------
SAVINGS & LOAN (2.6%)
H.F. Ahmanson.......................   20,000  $   535
JSB Financial.......................   15,000      480
Webster Financial...................   20,000      515
------------------------------------------------------
                                                 1,530
------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (2.1%)
*Continental Circuits...............   25,000      412
Helix Technology....................   25,000      831
------------------------------------------------------
                                                 1,243
------------------------------------------------------
SPECIALTY CONSTRUCTION (0.5%)
*Insituform Technologies, Cl A......   25,000      287
------------------------------------------------------
SPECIALTY MACHINERY (0.8%)
Modine Manufacturing................   15,000      458
------------------------------------------------------
STEEL & STEEL WORKS (2.8%)
Brush Wellman.......................   12,000      210
Lukens..............................   20,000      612
Reliance Steel & Aluminum...........   30,000      563
Synalloy............................   15,000      306
------------------------------------------------------
                                                 1,691
------------------------------------------------------
TELEPHONES & TELECOMMUNICATION
  (0.6%)
*Mobile Telecommunication
  Technologies......................   15,000      341
------------------------------------------------------
TRUCKING (1.9%)
Rollins Truck Leasing...............   22,500      225
Werner Enterprises..................   25,000      525
Yellow..............................   30,000      356
------------------------------------------------------
                                                 1,106
------------------------------------------------------
WHOLESALE (6.1%)
*Arden Industrial Products..........   80,000      400
Juno Lighting.......................   30,000      472
Lawson Products.....................   20,000      475
Marshall Industries.................   15,000      529
Owens & Minor Holding...............   42,600      554
Richfood Holdings, Cl A.............   25,000      687
*Sterling Electronics...............   30,000      503
------------------------------------------------------
                                                 3,620
------------------------------------------------------
    Total Common Stocks
      (Cost $49,705,983)............            54,778
------------------------------------------------------

STATEMENT OF NET ASSETS                                         CRESTFUNDS, INC.

November 30, 1995
--------------------------------------------------------------------------------
SPECIAL EQUITY FUND (concluded)

                                       Face    Market
                                      Amount    Value
                                      (000)     (000)
                                     --------  -------
CASH EQUIVALENTS (4.9%)
Aim Liquid Assets Portfolio
  5.710%,(A)........................   $2,896  $ 2,896
------------------------------------------------------
    Total Cash Equivalents
      (Cost $2,896,237).............             2,896
------------------------------------------------------
REPURCHASE AGREEMENT (2.4%)
J.P. Morgan
  5.880%, dated 11/30/95,
   matures 12/01/95, repurchase
   price $1,438,938 (collateralized
   by FHLMC obligation, par value
   $1,437,236, 7.500%, matures
   11/01/25: total market value
   $1,467,478)......................             1,439
------------------------------------------------------
    Total Repurchase Agreement
      (Cost $1,438,704).............             1,439
------------------------------------------------------
    Total Investments (99.4%)
      (Cost $54,040,924)............            59,113
------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.6%)
Other Assets and Liabilities, Net...               355
------------------------------------------------------
NET ASSETS:
Fund shares of Trust Class ($.001 par value--
 1.5 Billion shares authorized) based on
 4,475,261 outstanding shares of capital
 stock.......................................   49,426
Fund shares of Investors Class A ($.001 par
 value--1.5 Billion shares authorized) based
 on 387,330 outstanding shares of capital
 stock.......................................    4,501
Fund shares of Investors Class B ($.001 par
 value--1.5 Billion shares authorized) based
 on 45,870 outstanding shares of capital
 stock.......................................      533
Net Unrealized Appreciation of Investments...    5,072
Accumulated Net Realized Loss on
  Investments................................      (89)
Undistributed Net Investment Income..........       25
------------------------------------------------------
    Total Net Assets: (100.0%)...............  $59,468
------------------------------------------------------

                                               Market
                                                Value
                                                (000)
                                               -------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--TRUST CLASS
($54,221,507 DIVIDED BY 4,475,261 SHARES
OUTSTANDING).................................   $12.12
------------------------------------------------------
NET ASSET VALUE, AND REDEMPTION PRICE PER
SHARE--INVESTORS CLASS A ($4,692,550 DIVIDED
BY 387,330 SHARES OUTSTANDING)...............   $12.12
------------------------------------------------------
OFFERING PRICE PER SHARE--INVESTORS CLASS A
($12.12 DIVIDED BY 95.5%)....................   $12.69
------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE--INVESTORS CLASS
B(1) ($554,093 DIVIDED BY 45,870 SHARES
OUTSTANDING).................................   $12.08
------------------------------------------------------
------------------------------------------------------

(A) Floating Rate Security--the rate reflected on the Statement of Net Assets is the rate in effect on November 30, 1995. The date reported on the Statement of Net Assets is the later of the date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(1) Investors Class B has a contingent deferred sales charge. For description of a possible redemption charge, see the notes to the financial statements.
* Non-income producing securities

Cl--Class

FHLMC--Federal Home Loan Mortgage Corporation

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                         CRESTFUNDS, INC.

For the Period Ended November 30, 1995

                                                                         (IN THOUSANDS)
                                             -----------------------------------------------------------------------
                                             CASH RESERVE   U.S. TREASURY    TAX FREE    LIMITED TERM   INTERMEDIATE
                                                 FUND        MONEY FUND     MONEY FUND    BOND FUND      BOND FUND
--------------------------------------------------------------------------------------------------------------------
Interest Income:...........................    $ 28,879        $18,883        $7,379        $5,200        $  5,304
--------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment Advisory Fees.................       1,934          1,297           766           418             470
  Waiver of Investment Advisory Fees.......          --             --            --            --              --
  Administrative Fees......................         725            488           287           125             117
  Waiver of Administrative Fees............          --             --            --            --              --
  Custodian/Transfer Agent Fees............         437            292           171            75              71
  Professional Fees........................          53             36            20            17              17
  Trustee Fees.............................           9              7             4             2               2
  Registration & Filing Fees...............          14              7             7             4               4
  Insurance Expense........................          11              6             4             2               2
  Distribution Fees--Trust Class...........         682            486           285           124             115
  Waiver of Distribution Fees--Trust
     Class.................................        (682)          (486)         (285)         (124)           (115)
  Distribution Fees--Investors Class A.....         115             --             6             1               2
  Waiver of Distribution Fees--Investors
     Class A...............................        (115)            --            (6)           (1)             (2)
  Distribution Fees--Investors Class B.....          --             --            --            --              --
  Waiver of Distribution Fees--Investors
     Class B...............................          --             --            --            --              --
  Printing Fees............................          16             12             7             6               5
  Miscellaneous Fees.......................          --             --            --             3               3
--------------------------------------------------------------------------------------------------------------------
       Total Expenses......................       3,199          2,145         1,266           652             691
--------------------------------------------------------------------------------------------------------------------
Net Investment Income......................      25,680         16,738         6,113         4,548           4,613
--------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments....         (14)            --            --          (145)           (668)
--------------------------------------------------------------------------------------------------------------------
Change in Net Unrealized Appreciation of
  Investments..............................          --             --            --         4,764           8,352
--------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on
  Investments..............................         (14)            --            --         4,619           7,684
--------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from
  Operations...............................    $ 25,666        $16,738        $6,113        $9,167        $ 12,297
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS                                         CRESTFUNDS, INC.

For the Period Ended November 30, 1995

                                                                       (IN THOUSANDS)
                                    ------------------------------------------------------------------------------------
                                                    VIRGINIA INTERMEDIATE    VIRGINIA                CAPITAL     SPECIAL
                                     GOVERNMENT           MUNICIPAL          MUNICIPAL     VALUE   APPRECIATION  EQUITY
                                    BOND FUND (1)         BOND FUND        BOND FUND (1)   FUND        FUND       FUND
------------------------------------------------------------------------------------------------------------------------
Interest Income:...................     $ 394              $ 2,521             $ 172      $   951     $   44     $   287
Dividend Income:...................        --                   --                --        5,504        241         710
------------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment Advisory Fees.........        35                  249                19        1,522        142         386
  Waiver of Investment Advisory
     Fees..........................        (6)                  --                (3)          --         --          --
  Administrative Fees..............         9                   75                 5          304         29          77
  Waiver of Administrative Fees....        (9)                 (35)               (5)          --         --          --
  Custodian/Transfer Agent Fees....         4                   46                 3          184         18          47
  Professional Fees................         3                   12                 1           33         10          14
  Trustee Fees.....................         1                    1                --            5          2           1
  Registration & Filing Fees.......         3                    4                 3            6          4           4
  Insurance Expense................        --                    1                --            2         --           1
  Distribution Fees--Trust Class...         9                   62                 4          289         25          71
  Waiver of Distribution Fees--
     Trust Class...................        (9)                 (62)               (4)        (289)       (25)        (71)
  Distribution Fees--Investors
     Class A.......................        --                   13                --           15          3           6
  Waiver of Distribution Fees--
     Investors Class A.............        --                  (13)               --          (15)        (3)         (6)
  Distribution Fees--Investors
     Class B.......................         1                   --                 2            5         --           2
  Waiver of Distribution Fees--
     Investors Class B.............        --                   --                (1)          (1)        --          --
  Printing Fees....................         1                    4                --           10          2           3
  Miscellaneous Fees...............        --                    1                 1            6          1           2
------------------------------------------------------------------------------------------------------------------------
       Total Expenses..............        42                  358                25        2,076        208         537
------------------------------------------------------------------------------------------------------------------------
Net Investment Income..............       352                2,163               147        4,379         77         460
------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on
  Investments......................        93                 (398)               30       21,813      2,611         (83)
------------------------------------------------------------------------------------------------------------------------
Change in Net Unrealized
  Appreciation of Investments......       550                5,690               215       24,731        516       8,522
------------------------------------------------------------------------------------------------------------------------
Change in Net Realized and
  Unrealized Gain on Investments...       643                5,292               245       46,544      3,127       8,439
------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting
  from Operations..................     $ 995              $ 7,455             $ 392      $50,923     $3,204     $ 8,899
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on April 5, 1995
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.

                                                                                 (IN THOUSANDS)
                                               ----------------------------------------------------------------------------------
                                               CASH RESERVE  CASH RESERVE  U.S. TREASURY  U.S. TREASURY   TAX FREE     TAX FREE
                                                   FUND          FUND       MONEY FUND     MONEY FUND    MONEY FUND   MONEY FUND
                                               -----------   -----------    -----------    -----------   ----------   ----------
                                                 12/01/94      12/01/93      12/01/94       12/01/93      12/01/94     12/01/93
                                               TO 11/30/95   TO 11/30/94    TO 11/30/95    TO 11/30/94   TO 11/30/95  TO 11/30/94
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income.......................  $   25,680   $    13,975     $  16,738     $    10,752    $   6,113    $   3,126
  Net Realized Gain (Loss) on Investments.....         (14)          (72)           --              --           --            2
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From
  Operations..................................      25,666        13,903        16,738          10,752        6,113        3,128
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Trust Class...............................     (24,141)      (13,854)      (16,738)        (10,752)      (6,063)      (3,119)
    Investors Class A.........................      (1,537)         (120)           --              --          (50)          (7)
    Investors Class B.........................          (1)           --            --              --           --           --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions.....................     (25,679)      (13,974)      (16,738)        (10,752)      (6,113)      (3,126)
---------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets..........................         (13)          (71)           --              --           --            2
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (All at a $1.00 Per
  Share):
  Trust Class:
    Shares Issued.............................     922,366     1,011,728       899,896       1,040,914      420,904      389,092
    Shares Issued In Lieu of Cash
      Distributions...........................         815           402           217              63           --           --
    Shares Redeemed...........................    (780,499)   (1,042,579)     (849,136)     (1,064,036)    (376,174)    (373,774)
                                               ------------  ------------  -------------  -------------  -----------  -----------
      Total Trust Class Transactions..........     142,682       (30,449)       50,977         (23,059)      44,730       15,318
                                               ------------  ------------  -------------  -------------  -----------  -----------
  Investor Class A:
    Shares Issued.............................      64,444        17,873            --               3        4,744        2,165
    Shares Issued In Lieu of Cash
      Distributions...........................       1,534           139            --              --           50            7
    Shares Redeemed...........................     (37,548)       (6,275)           --             (21)      (3,923)      (1,645)
                                               ------------  ------------  -------------  -------------  -----------  -----------
      Total Investor Class A Transactions.....      28,430        11,737            --             (18)         871          527
                                               ------------  ------------  -------------  -------------  -----------  -----------
  Investor Class B:
    Shares Issued.............................          29            --            --              --           --           --
    Shares Issued In Lieu of Cash
      Distributions...........................           1            --            --              --           --           --
    Shares Redeemed...........................          (9)           --            --              --           --           --
                                               ------------  ------------  -------------  -------------  -----------  -----------
      Total Investor Class B Transactions.....          21            --            --              --           --           --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
  Transactions................................     171,133       (18,712)       50,977         (23,077)      45,601       15,845
---------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net
        Assets................................     171,120       (18,783)       50,977         (23,077)      45,601       15,847
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period.........................     389,326       408,109       319,477         342,554      158,359      142,512
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  End of Period...............................  $  560,446   $   389,326     $ 370,454     $   319,477    $ 203,960    $ 158,359
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.

                                                                                        (IN THOUSANDS)
                                                              -------------------------------------------------------------------
                                                                                                                      GOVERNMENT
                                                              LIMITED TERM  LIMITED TERM  INTERMEDIATE  INTERMEDIATE     BOND
                                                               BOND FUND     BOND FUND     BOND FUND     BOND FUND      FUND(1)
                                                               ----------    ----------    ----------    ----------   -----------
                                                                12/01/94      12/01/93      12/01/94      12/01/93     04/05/95
                                                              TO 11/30/95   TO 11/30/94   TO 11/30/95   TO 11/30/94   TO 11/30/95
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income......................................   $  4,548      $  4,225      $  4,613      $  3,957      $   352
  Net Realized Gain (Loss) on Investments....................       (145)         (895)         (668)       (1,804)          93
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments..............................................      4,764        (4,821)        8,352        (5,416)         550
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations.............      9,167        (1,491)       12,297        (3,263)         995
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Trust Class..............................................     (4,452)       (4,197)       (4,487)       (3,900)        (348)
    Investor Class A.........................................        (36)          (28)          (74)          (50)          --
    Investor Class B.........................................         --            --            --            --           (4)
  In Excess of Net Investment Income:
    Trust Class..............................................         --           (15)           --            --           --
    Investor Class A.........................................         --            --            --            --           --
    Investor Class B.........................................         --            --            --            --           --
  Capital Gains:
    Trust Class..............................................         --          (254)           --          (251)         (89)
    Investor Class A.........................................         --            (1)           --            (3)          --
    Investor Class B.........................................         --            --            --            --           (3)
  In Excess of Capital Gains:
    Trust Class..............................................         --            (1)           --            (2)          --
    Investor Class A.........................................         --            --            --            --           --
    Investor Class B.........................................         --            --            --            --           --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions....................................     (4,488)       (4,496)       (4,561)       (4,206)        (444)
---------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets.........................................      4,679        (5,987)        7,736        (7,469)         551
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Trust Class:
    Shares Issued............................................     33,357        42,346        29,752        50,055       11,738
    Shares Issued In Lieu of Cash Distributions..............      3,171         3,429         2,474         2,399            1
    Shares Redeemed..........................................    (35,747)      (42,426)      (35,110)      (26,424)      (2,072)
                                                                --------      --------      --------      --------       ------
      Total Trust Class Transactions.........................        781         3,349        (2,884)       26,030        9,667
                                                                --------      --------      --------      --------       ------
  Investor Class A:
    Shares Issued............................................        913           538           776           852           --
    Shares Issued In Lieu of Cash Distributions..............         29            24            67            42           --
    Shares Redeemed..........................................       (117)         (357)         (269)         (387)          --
                                                                --------      --------      --------      --------       ------
      Total Investor Class A Transactions....................        825           205           574           507           --
                                                                --------      --------      --------      --------       ------
  Investor Class B:
    Shares Issued............................................         --            --            --            --          327
    Shares Issued In Lieu of Cash Distributions..............         --            --            --            --            5
    Shares Redeemed..........................................         --            --            --            --          (14)
                                                                --------      --------      --------      --------       ------
      Total Investor Class B Transactions....................         --            --            --            --          318
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Transactions......      1,606         3,554        (2,310)       26,537        9,985
---------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets................      6,285        (2,433)        5,426        19,068       10,536
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period........................................     83,962        86,395        78,173        59,105           --
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  End of Period..............................................   $ 90,247      $ 83,962      $ 83,599      $ 78,173      $10,536
---------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
Trust Class
    Shares Issued............................................      3,410         4,314         3,084         5,210        1,155
    Shares Issued in Lieu of Cash Distributions..............        324           350           256           250           --
    Shares Redeemed..........................................     (3,674)       (4,333)       (3,671)       (2,771)        (198)
                                                                --------      --------      --------      --------       ------
      Total Trust Class Share Transactions:..................         60           331          (331)        2,689          957
                                                                --------      --------      --------      --------       ------
Investor Class A
    Shares Issued............................................         91            54            79            89           --
    Shares Issued in Lieu of Cash Distributions..............          4             2             7             4           --
    Shares Redeemed..........................................        (12)          (37)          (28)          (41)          --
                                                                --------      --------      --------      --------       ------
      Total Investor Class A Share Transactions:.............         83            19            58            52           --
                                                                --------      --------      --------      --------       ------
Investor Class B
    Shares Issued............................................         --            --            --            --           31
    Shares Issued in Lieu of Cash Distributions..............         --            --            --            --            1
    Shares Redeemed..........................................         --            --            --            --           (1)
                                                                --------      --------      --------      --------       ------
      Total Investor Class B Share Transactions:.............         --            --            --            --           31
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Share Transactions...........................        143           350          (273)        2,741          988
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on April 5, 1995.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.

                                                                               (IN THOUSANDS)
                                            ------------------------------------------------------------------------------------
                                                VIRGINIA             VIRGINIA
                                              INTERMEDIATE         INTERMEDIATE      VIRGINIA MUNICIPAL     VALUE        VALUE
                                           MUNICIPAL BOND FUND  MUNICIPAL BOND FUND    BOND FUND (1)        FUND         FUND
                                            -----------------    -----------------     --------------    ----------   ----------
                                                12/01/94             12/01/93             04/05/95        12/01/94     12/01/93
                                               TO 11/30/95          TO 11/30/94         TO 11/30/95      TO 11/30/95  TO 11/30/94
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income...................      $   2,163            $   2,278             $  147         $   4,379    $   3,308
  Net Realized Gain (Loss) on
    Investments...........................           (398)                (545)                30            21,813       10,730
  Change in Net Unrealized Appreciation
    (Depreciation) of Investments.........          5,690               (5,240)               215            24,731      (14,852)
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From
  Operations..............................          7,455               (3,507)               392            50,923         (814)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Trust Class...........................         (1,797)              (1,966)              (138)           (4,388)      (2,961)
    Investor Class A......................           (364)                (310)                --              (228)        (113)
    Investor Class B......................             --                   --                 (9)               (7)          --
  In Excess of Net Investment Income:
    Trust Class...........................             --                   --                 --                --           --
    Investor Class A......................             --                   --                 --                --           --
    Investor Class B......................             --                   --                 --                --           --
  Capital Gains:
    Trust Class...........................             --                  (95)               (26)          (29,441)      (6,389)
    Investor Class A......................             --                  (12)                --            (1,560)        (172)
    Investor Class B......................             --                   --                 (3)             (167)          --
  In Excess of Capital Gains:
    Trust Class...........................             --                   (2)                --                --           --
    Investor Class A......................             --                   --                 --                --           --
    Investor Class B......................             --                   --                 --                --           --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions.................         (2,161)              (2,385)              (176)          (35,791)      (9,635)
---------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets......................          5,294               (5,892)               216            15,132      (10,449)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Trust Class:
    Shares Issued.........................         14,161               24,364              6,938            63,581       61,132
    Shares Issued In Lieu of Cash
      Distributions.......................             29                  133                 --            24,051        7,016
    Shares Redeemed.......................        (16,598)             (17,519)              (891)          (48,378)     (58,727)
                                                 --------             --------            -------          --------     --------
      Total Trust Class Transactions......         (2,408)               6,978              6,047            39,254        9,421
                                                 --------             --------            -------          --------     --------
  Investor Class A:
    Shares Issued.........................          2,323                4,531                 --             3,958        5,051
    Shares Issued In Lieu of Cash
      Distributions.......................            272                  244                 --             1,769          275
    Shares Redeemed.......................         (2,304)              (1,213)                --            (1,979)        (865)
                                                 --------             --------            -------          --------     --------
      Total Investor Class A
        Transactions......................            291                3,562                 --             3,748        4,461
                                                 --------             --------            -------          --------     --------
  Investor Class B:
    Shares Issued.........................             --                   --                623             2,049           --
    Shares Issued In Lieu of Cash
      Distributions.......................             --                   --                  7               174           --
    Shares Redeemed.......................             --                   --                (18)              (80)          --
                                                 --------             --------            -------          --------     --------
      Total Investor Class B
        Transactions......................             --                   --                612             2,143           --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from
  Transactions............................         (2,117)              10,540              6,659            45,145       13,882
---------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net
        Assets............................          3,177                4,648              6,875            60,277        3,433
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period.....................         48,845               44,197                 --           174,828      171,395
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  End of Period...........................      $  52,022            $  48,845             $6,875         $ 235,105    $ 174,828
---------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
Trust Class
    Shares Issued.........................          1,429                2,445                688             5,580        5,501
    Shares Issued in Lieu of Cash
      Distributions.......................              3                   13                 --             2,175          628
    Shares Redeemed.......................         (1,688)              (1,781)               (87)           (4,287)      (5,297)
                                                 --------             --------            -------          --------     --------
      Total Trust Class Share
        Transactions:.....................           (256)                 677                601             3,468          832
                                                 --------             --------            -------          --------     --------
Investor Class A
    Shares Issued.........................            237                  448                 --               346          450
    Shares Issued in Lieu of Cash
      Distributions.......................             27                   25                 --               158           25
    Shares Redeemed.......................           (232)                (126)                --              (173)         (77)
                                                 --------             --------            -------          --------     --------
      Total Investor Class A Share
        Transactions:.....................             32                  347                 --               331          398
                                                 --------             --------            -------          --------     --------
Investor Class B
    Shares Issued.........................             --                   --                 61               170           --
    Shares Issued in Lieu of Cash
      Distributions.......................             --                   --                  1                15           --
    Shares Redeemed.......................             --                   --                 (2)               (6)          --
                                                 --------             --------            -------          --------     --------
      Total Investor Class B Share
        Transactions:.....................             --                   --                 60               179           --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Share Transactions........           (224)               1,024                661             3,978        1,230
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on April 5, 1995.
Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS                              CRESTFUNDS, INC.

                                                                                        (IN THOUSANDS)
                                                             --------------------------------------------------------------------
                                                                  CAPITAL            CAPITAL       SPECIAL EQUITY  SPECIAL EQUITY
                                                             APPRECIATION FUND  APPRECIATION FUND       FUND            FUND
                                                              --------------     --------------     -----------     -----------
                                                                 12/01/94           12/01/93          12/01/94        12/01/93
                                                                TO 11/30/95        TO 11/30/94      TO 11/30/95     TO 11/30/94
---------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income.....................................      $    77            $    20          $    460        $    138
  Net Realized Gain (Loss) on Investments...................        2,611                109               (83)          1,620
  Change in Net Unrealized Appreciation (Depreciation) of
    Investments.............................................          516                193             8,522          (4,470)
---------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting From Operations............        3,204                322             8,899          (2,712)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Trust Class.............................................          (71)               (16)             (455)            (87)
    Investor Class A........................................          (10)                (1)              (38)             (6)
    Investor Class B........................................           --                 --                (1)             --
  In Excess of Net Investment Income:
    Trust Class.............................................           --                 --                --              --
    Investor Class A........................................           --                 --                --              --
    Investor Class B........................................           --                 --                --              --
  Capital Gains:
    Trust Class.............................................       (2,304)                --            (1,501)         (4,528)
    Investor Class A........................................         (342)                --              (115)           (163)
    Investor Class B........................................           --                 --                --              --
  In Excess of Capital Gains:
    Trust Class.............................................           --                 --                --              --
    Investor Class A........................................           --                 --                --              --
    Investor Class B........................................           --                 --                --              --
---------------------------------------------------------------------------------------------------------------------------------
      Total Distributions...................................       (2,727)               (17)           (2,110)         (4,784)
---------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets........................................          477                305             6,789          (7,496)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Trust Class:
    Shares Issued...........................................       10,294              6,916            19,004          23,025
    Shares Issued In Lieu of Cash Distributions.............           59                 --             1,570           3,714
    Shares Redeemed.........................................       (4,065)            (2,070)          (16,202)         (8,702)
                                                                  -------            -------       --------------      -------
      Total Trust Class Transactions........................        6,288              4,846             4,372          18,037
                                                                  -------            -------       --------------      -------
  Investor Class A:
    Shares Issued...........................................        1,637              1,002             1,418           2,905
    Shares Issued In Lieu of Cash Distributions.............          349                  1               152             169
    Shares Redeemed.........................................         (275)              (167)             (872)           (183)
                                                                  -------            -------       --------------      -------
      Total Investor Class A Transactions...................        1,711                836               698           2,891
                                                                  -------            -------       --------------      -------
  Investor Class B:
    Shares Issued...........................................           --                 --               536              --
    Shares Issued In Lieu of Cash Distributions.............           --                 --                 1              --
    Shares Redeemed.........................................           --                 --                (4)             --
                                                                  -------            -------       --------------      -------
      Total Investor Class B Transactions...................           --                 --               533              --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Transactions.....        7,999              5,682             5,603          20,928
---------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets...............        8,476              5,987            12,392          13,432
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period.......................................       14,377              8,390            47,076          33,644
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  End of Period.............................................      $22,853            $14,377          $ 59,468        $ 47,076
---------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
Trust Class
    Shares Issued...........................................          896                678             1,681           2,027
    Shares Issued in Lieu of Cash Distributions.............            5                 --               153             313
    Shares Redeemed.........................................         (364)              (204)           (1,493)           (768)
                                                                  -------            -------       --------------      -------
      Total Trust Class Share Transactions:.................          537                474               341           1,572
                                                                  -------            -------       --------------      -------
Investor Class A
    Shares Issued...........................................          146                100               126             255
    Shares Issued in Lieu of Cash Distributions.............           33                 --                15              14
    Shares Redeemed.........................................          (26)               (17)              (79)            (17)
                                                                  -------            -------       --------------      -------
      Total Investor Class A Share Transactions:............          153                 83                62             252
                                                                  -------            -------       --------------      -------
Investor Class B
    Shares Issued...........................................           --                 --                46              --
    Shares Issued in Lieu of Cash Distributions.............           --                 --                --              --
    Shares Redeemed.........................................           --                 --                --              --
                                                                  -------            -------       --------------      -------
      Total Investor Class B Share Transactions:............           --                 --                46              --
---------------------------------------------------------------------------------------------------------------------------------
Net Increase in Share Transactions..........................          690                557               449           1,824
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                            CRESTFUNDS, INC.

For a Share Outstanding Throughout the Year

                             INVESTMENT ACTIVITIES
                 NET      ---------------------------      DISTRIBUTIONS          NET                    NET
                ASSET                   NET REALIZED    --------------------     ASSET                 ASSETS,       RATIO
               VALUE,        NET       AND UNREALIZED      NET                  VALUE,                   END      OF EXPENSES
              BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT   CAPITAL      END      TOTAL      OF PERIOD   TO AVERAGE
              OF PERIOD     INCOME     ON INVESTMENTS     INCOME      GAINS    OF PERIOD   RETURN       (000)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
------------------
CASH RESERVE FUND
------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            1.00        0.053         --             (0.053)      --         1.00       5.45%     520,185        0.66%
 1994            1.00        0.034         --             (0.034)      --         1.00       3.46%     377,493        0.66%
 1993            1.00        0.027         --             (0.027)      --         1.00       2.76%     408,036        0.66%
 1992            1.00        0.036         --             (0.036)      --         1.00       3.66%     496,847        0.61%
 1991            1.00        0.060         --             (0.060)      --         1.00       6.17%     396,534        0.51%
 INVESTORS CLASS A
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            1.00        0.053         --             (0.053)      --         1.00       5.44%      40,240        0.67%
 1994            1.00        0.033         --             (0.033)      --         1.00       3.36%      11,832        0.68%
 1993 (1)        1.00        0.014         --             (0.014)      --         1.00       1.49%          73        1.16%*
 INVESTORS CLASS B(**)
 FOR THE PERIOD ENDED NOVEMBER 30,:
 1995 (2)        1.00        0.028         --             (0.028)      --         1.00       2.82%          21        1.53%*
------------------------
U.S. TREASURY MONEY FUND
------------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            1.00        0.052         --             (0.052)      --         1.00       5.29%     370,454        0.66%
 1994            1.00        0.033         --             (0.033)      --         1.00       3.30%     319,477        0.66%
 1993            1.00        0.025         --             (0.025)      --         1.00       2.51%     342,537        0.66%
 1992            1.00        0.034         --             (0.034)      --         1.00       3.55%     482,881        0.64%
 1991            1.00        0.058         --             (0.058)      --         1.00       6.00%     279,790        0.56%
 INVESTORS CLASS A(+)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1994            1.00        0.008         --             (0.008)      --         1.00       0.79%       --           0.92%*
 1993            1.00        0.003         --             (0.003)      --         1.00       0.34%          17        1.16%*
--------------------
TAX FREE MONEY FUND
--------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            1.00        0.032         --             (0.032)      --         1.00       3.26%     202,333        0.66%
 1994            1.00        0.021         --             (0.021)      --         1.00       2.07%     157,602        0.67%
 1993            1.00        0.019         --             (0.019)      --         1.00       1.88%     142,284        0.66%
 1992            1.00        0.031         --             (0.031)      --         1.00       3.03%     155,458        0.47%
 1991            1.00        0.046         --             (0.046)      --         1.00       4.72%     166,670        0.27%
 INVESTORS CLASS A
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            1.00        0.031         --             (0.031)      --         1.00       3.25%       1,627        0.67%
 1994            1.00        0.020         --             (0.020)      --         1.00       1.98%         757        0.76%
 1993 (3)        1.00        0.009         --             (0.009)      --         1.00       0.88%         228        1.16%*


                RATIO OF                         RATIO OF
                EXPENSES        RATIO OF        INCOME TO
               TO AVERAGE    NET INVESTMENT      AVERAGE
               NET ASSETS        INCOME         NET ASSETS     PORTFOLIO
                EXCLUDING      TO AVERAGE       EXCLUDING      TURNOVER
               FEE WAIVERS     NET ASSETS      FEE WAIVERS       RATE
------------------------------------------------------------------------
------------------
CASH RESERVE FUND
------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995              0.81%          5.31%             5.16%           --
 1994              0.66%          3.37%             3.37%           --
 1993              0.66%          2.75%             2.75%           --
 1992              0.61%          3.50%             3.50%           --
 1991              0.58%          6.00%             5.93%           --
 INVESTORS CLASS A
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995              1.07%          5.31%             4.91%           --
 1994              0.97%          3.35%             3.06%           --
 1993 (1)         13.00%*         2.25%*          (14.09)%*         --
 INVESTORS CLASS B(**)
 FOR THE PERIOD ENDED NOVEMBER 30.:
 1995 (2)          1.68%*         4.46%*            4.31%*          --
-------------------------
U.S. TREASURY MONEY FUND
-------------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995              0.81%          5.16%             5.01%           --
 1994              0.66%          3.23%             3.23%           --
 1993              0.66%          2.52%             2.52%           --
 1992              0.65%          3.37%             3.36%           --
 1991              0.62%          5.61%             5.55%           --
 INVESTORS CLASS A(+)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1994             29.16%*         2.31%*          (25.93)%*         --
 1993             36.60%*         2.02%*          (33.42)%*         --
--------------------
TAX FREE MONEY FUND
--------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995              0.81%          3.19%             3.04%           --
 1994              0.67%          2.06%             2.06%           --
 1993              0.66%          1.85%             1.85%           --
 1992              0.62%          3.00%             2.85%           --
 1991              0.70%          4.39%             3.96%           --
 INVESTORS CLASS A
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995              1.07%          3.16%             2.76%           --
 1994              1.44%          1.97%             1.29%           --
 1993 (3)          3.00%*         1.35%*           (0.49)%*         --

Amounts designated as "--" are either $0 or have been rounded to $0.
 (1) Commencement of operations for this class May 4, 1993.
 (2) Commencement of operations for this class April 19, 1995.
 (3) Commencement of operations for this class May 5, 1993.
 (+) Ceased operations March 31, 1994.
   * Annualized.
  ** Total Return does not reflect the sales charge or redemption charge, where applicable.

FINANCIAL HIGHLIGHTS (continued)                                CRESTFUNDS, INC.

For a Share Outstanding Throughout the Year

                             INVESTMENT ACTIVITIES
                 NET      ---------------------------      DISTRIBUTIONS          NET                    NET
                ASSET                   NET REALIZED    --------------------     ASSET                 ASSETS,       RATIO
               VALUE,        NET       AND UNREALIZED      NET                  VALUE,                   END      OF EXPENSES
              BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT   CAPITAL      END      TOTAL      OF PERIOD   TO AVERAGE
              OF PERIOD     INCOME     ON INVESTMENTS     INCOME      GAINS    OF PERIOD   RETURN       (000)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
----------------------
LIMITED TERM BOND FUND
----------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            9.49        0.532          0.534         (0.546)      --        10.03      11.50%      88,789        0.78%
 1994           10.16        0.480         (0.640)        (0.480)     (0.030)     9.49      (1.56)%     83,369        0.76%
 1993            9.81        0.500          0.350         (0.500)      --        10.16       8.84%      85,968        0.77%
 1992 (4)       10.00        0.070         (0.190)        (0.070)      --         9.81      (1.22)%     72,590        1.04%*
 INVESTORS CLASS A(**)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            9.50        0.530          0.556         (0.546)      --        10.06      11.70%       1,458        0.79%
 1994           10.17        0.480         (0.650)        (0.470)     (0.030)     9.50      (1.72)%        593        0.77%
 1993 (5)       10.11        0.260          0.060         (0.260)      --        10.17       3.16%         427        1.02%*
----------------------
INTERMEDIATE BOND FUND
----------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            9.16        0.569          0.954         (0.563)      --        10.12      17.07%      81,870        0.88%
 1994           10.20        0.530         (1.000)        (0.530)     (0.040)     9.16      (4.72)%     77,143        0.88%
 1993            9.70        0.520          0.500         (0.520)      --        10.20      10.69%      58,487        0.90%
 1992 (4)       10.00        0.080         (0.300)        (0.080)      --         9.70      (2.20)%     13,759        1.15%*
 INVESTORS CLASS A(**)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            9.16        0.572          0.951         (0.563)      --        10.12      17.08%       1,729        0.89%
 1994           10.19        0.520         (0.990)        (0.520)     (0.040)     9.16      (4.72)%      1,030        0.89%
 1993 (6)       10.20        0.290         (0.010)         --         (0.290)    10.19       2.72%         618        1.15%*
---------------------
GOVERNMENT BOND FUND
---------------------
 TRUST CLASS
 FOR THE PERIOD ENDED NOVEMBER 30,:
 1995 (7)       10.00        0.412          0.753         (0.412)     (0.093)    10.66      11.85%      10,211        0.71%*
 INVESTORS CLASS B(**)
 FOR THE PERIOD ENDED NOVEMBER 30,:
 1995 (8)       10.03        0.338          0.738         (0.333)     (0.093)    10.68      10.86%         325        1.55%*
---------------------------------------
VIRGINIA INTERMEDIATE MUNICIPAL BOND FUND
---------------------------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            9.21        0.428          1.030         (0.428)      --        10.24      16.09%      43,373        0.72%
 1994           10.33        0.440         (1.100)        (0.440)     (0.020)     9.21      (6.53)%     41,365        0.65%
 1993 (9)       10.00        0.390          0.330         (0.390)      --        10.33       7.25%      39,392        0.71%*
 INVESTORS CLASS A(**)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995            9.20        0.428          1.029         (0.427)      --        10.23      16.10%       8,649        0.73%
 1994           10.32        0.440         (1.100)        (0.440)     (0.020)     9.20      (6.56)%      7,481        0.66%
 1993 (3)       10.22        0.260          0.100         (0.260)      --        10.32      (3.53)%      4,805        0.66%*

                                                 RATIO OF
               OF EXPENSES      RATIO OF        INCOME TO
               TO AVERAGE    NET INVESTMENT      AVERAGE
               NET ASSETS        INCOME         NET ASSETS     PORTFOLIO
                EXCLUDING      TO AVERAGE       EXCLUDING      TURNOVER
               FEE WAIVERS     NET ASSETS      FEE WAIVERS       RATE
              <
-------------
-------------
LIMITED TERM
-------------
 TRUST CLASS
 FOR THE YEAR
 1995              0.93%          5.44%             5.29%           36%
 1994              0.76%          4.92%             4.92%           47%
 1993              0.77%          4.95%             4.95%           61%
 1992 (4)          1.04%*         4.46%*            4.46%*           2%
 INVESTORS CL
 FOR THE YEAR
 1995              0.94%          5.46%             5.31%           36%
 1994              1.03%          4.92%             4.66%           47%
 1993 (5)          1.48%*         4.70%*            4.24%*          61%
-------------
INTERMEDIATE
-------------
 TRUST CLASS
 FOR THE YEAR
 1995              1.03%          5.89%             5.74%           37%
 1994              0.88%          5.53%             5.53%           39%
 1993              0.90%          5.15%             5.15%           28%
 1992 (4)          1.15%*         4.63%*            4.63%*           0%
 INVESTORS CL
 FOR THE YEAR
 1995              1.04%          5.87%             5.72%           37%
 1994              1.05%          5.51%             5.35%           39%
 1993 (6)          1.58%*         4.90%*            4.47%*          28%
-------------
GOVERNMENT BO
-------------
 TRUST CLASS
 FOR THE PERI
 1995 (7)          1.11%*         6.00%*            5.60%*          28%
 INVESTORS CL
 FOR THE PERI
 1995 (8)          1.95%*         5.05%*            4.65%*          28%
-------------
VIRGINIA INTE
-------------
 TRUST CLASS
 FOR THE YEAR
 1995              0.94%          4.34%             4.12%           28%
 1994              0.77%          4.48%             4.36%           24%
 1993 (9)          0.85%*         4.25%*            4.11%*          39%
 INVESTORS CL
 FOR THE YEAR
 1995              0.95%          4.33%             4.11%           28%
 1994              0.80%          4.47%             4.33%           24%
 1993 (3)          0.90%*         4.27%*            4.03%*          39%
Amounts designated as "--" are either $0 or have been rounded to $0.
 (3) Commencement of operations for this class May 5, 1993
 (4) Commencement of operations for this class September 28, 1992
 (5) Commencement of operations for this class May 19, 1993
 (6) Commencement of operations for this class May 11, 1993
 (7) Commencement of operations for this class April 5, 1995.
 (8) Commencement of operations for this class April 19, 1995.
 (9) Commencement of operations for this class January 11, 1993
   * Annualized.
  ** Total Return does not reflect the sales charge or redemption charge, where applicable.

FINANCIAL HIGHLIGHTS (continued)                                CRESTFUNDS, INC.

For a Share Outstanding Throughout the Year

                             INVESTMENT ACTIVITIES
                 NET      ---------------------------      DISTRIBUTIONS          NET                    NET
                ASSET                   NET REALIZED    --------------------     ASSET                 ASSETS,       RATIO
               VALUE,        NET       AND UNREALIZED      NET                  VALUE,                   END      OF EXPENSES
              BEGINNING   INVESTMENT    GAIN (LOSS)     INVESTMENT   CAPITAL      END      TOTAL      OF PERIOD   TO AVERAGE
              OF PERIOD     INCOME     ON INVESTMENTS     INCOME      GAINS    OF PERIOD   RETURN       (000)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------
---------------------------
VIRGINIA MUNICIPAL BOND FUND
---------------------------
 TRUST CLASS
 FOR THE PERIOD ENDED NOVEMBER 30,:
 1995 (7)       10.00        0.309          0.445         (0.310)     (0.044)    10.40       7.67%       6,247        0.71%*
 INVESTORS CLASS B(**)
 FOR THE PERIOD ENDED NOVEMBER 30,:
 1995 (10)      10.06        0.237          0.409         (0.232)     (0.044)    10.43       6.51%         628        1.57%*
----------
VALUE FUND
----------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995           10.73        0.245          2.619         (0.262)     (1.732)    11.60      28.76%     220,386        1.02%
 1994           11.38        0.200         (0.240)        (0.190)     (0.420)    10.73      (0.49)%    166,713        1.01%
 1993           10.50        0.180          0.870         (0.170)      --        11.38      10.05%     167,337        1.03%
 1992 (4)       10.00        0.030          0.500         (0.030)      --        10.50       5.30%      82,944        1.28%*
 INVESTORS CLASS A(**)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995           10.78        0.250          2.623         (0.261)     (1.732)    11.66      28.71%      12,633        1.03%
 1994           11.42        0.180         (0.220)        (0.180)     (0.420)    10.78      (0.45)%      8,115        1.02%
 1993 (11)      11.06        0.060          0.350         (0.050)      --        11.42       3.71%       4,058        1.16%*
 INVESTORS CLASS B(**)
 FOR THE PERIOD ENDED NOVEMBER 30,:
 1995 (7)       11.11        0.120          1.618         (0.136)     (1.072)    11.64      15.78%       2,086        1.68%*
-----------------------
CAPITAL APPRECIATION FUND
-----------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995           10.17        0.043          2.035         (0.046)     (1.332)    10.87      20.74%      19,592        1.10%
 1994            9.79        0.010          0.380         (0.010)      --        10.17       4.13%      12,869        1.05%
 1993 (9)       10.00        0.010         (0.210)        (0.010)      --         9.79      (2.00)%      7,741        1.11%*
 INVESTORS CLASS A(**)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995           10.08        0.044          2.013         (0.045)     (1.332)    10.76      20.72%       3,261        1.11%
 1994            9.74        0.010          0.340         (0.010)      --        10.08       3.70%       1,509        1.06%
 1993 (11)       9.42        --             0.320          --          --         9.74       3.40%         649        1.36%*
------------------
SPECIAL EQUITY FUND
------------------
 TRUST CLASS
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995           10.56        0.100          1.928         (0.108)     (0.360)    12.12      20.07%      54,221        1.04%
 1994           12.76        0.030         (0.460)        (0.020)     (1.750)    10.56      (4.74)%     43,640        1.03%
 1993           11.19        0.010          1.560          --          --        12.76      14.07%      32,706        1.03%
 1992 (4)       10.00        0.010          1.180          --          --        11.19      11.90%      21,925        1.28%*
 INVESTORS CLASS A(**)
 FOR THE YEARS ENDED NOVEMBER 30,:
 1995           10.56        0.100          1.927         (0.107)     (0.360)    12.12      20.06%       4,693        1.05%
 1994           12.76        0.030         (0.460)        (0.020)     (1.750)    10.56      (4.76)%      3,436        1.04%
 1993 (3)       11.69        --             1.070          --          --        12.76       9.19%         938        1.28%*
 INVESTORS CLASS B(**)
 FOR THE PERIOD ENDED NOVEMBER 30,:
 1995 (7)       10.61        0.007          1.501         (0.038)      --        12.08      14.22%         554        1.90%*

                                                 RATIO OF
               OF EXPENSES      RATIO OF        INCOME TO
               TO AVERAGE    NET INVESTMENT      AVERAGE
               NET ASSETS        INCOME         NET ASSETS     PORTFOLIO
                EXCLUDING      TO AVERAGE       EXCLUDING      TURNOVER
               FEE WAIVERS     NET ASSETS      FEE WAIVERS       RATE
              <
-------------
-------------
VIRGINIA MUNI
-------------
 TRUST CLASS
 FOR THE PERI
 1995 (7)          1.11%*          4.61%*           4.21%*          35%
 INVESTORS CL
 FOR THE PERI
 1995 (10)         1.97%*          3.76%*           3.36%*          35%
----------
VALUE FUND
----------
 TRUST CLASS
 FOR THE YEAR
 1995              1.17%           2.16%            2.01%          175%
 1994              1.01%           1.82%            1.82%          116%
 1993              1.03%           1.64%            1.64%           77%
 1992 (4)          1.28%*          1.74%*           1.74%*           5%
 INVESTORS CL
 FOR THE YEAR
 1995              1.18%           2.14%            1.99%          175%
 1994              1.04%           1.81%            1.79%          116%
 1993 (11)         1.16%*          1.51%*           1.51%*          77%
 INVESTORS CL
 FOR THE PERI
 1995 (7)          2.03%*          1.13%*           0.78%*         175%
-------------
CAPITAL APPRE
-------------
 TRUST CLASS
 FOR THE YEAR
 1995              1.25%           0.40%            0.25%          470%
 1994              1.05%           0.17%            0.17%          271%
 1993 (9)          1.11%*          0.20%*           0.20%*         133%
 INVESTORS CL
 FOR THE YEAR
 1995              1.26%           0.39%            0.24%          470%
 1994              1.18%           0.16%            0.04%          271%
 1993 (11)         1.80%*         (0.05)%*         (0.49)%*        133%
-------------
SPECIAL EQUIT
-------------
 TRUST CLASS
 FOR THE YEAR
 1995              1.19%           0.90%            0.75%           81%
 1994              1.03%           0.32%            0.32%          117%
 1993              1.03%           0.06%            0.06%           95%
 1992 (4)          1.28%*          0.23%*           0.23%*           3%
 INVESTORS CL
 FOR THE YEAR
 1995              1.20%           0.89%            0.74%           81%
 1994              1.10%           0.31%            0.25%          117%
 1993 (3)          1.61%*         (0.19)%*         (0.52)%*         95%
 INVESTORS CL
 FOR THE PERI
 1995 (7)          2.05%*         (0.04)%*         (0.19)%*         81%
Amounts designated as "--" are either $0 or have been rounded to $0.
 (3) Commencement of operations for this class May 5, 1993.
 (4) Commencement of operations for this class September 28, 1992.
 (7) Commencement of operations for this class April 5, 1995.
 (9) Commencement of operations for this class January 11, 1993.
(10) Commencement of operations for this class April 17, 1995.
(11) Commencement of operations for this class May 7, 1993.
   * Annualized.
  ** Total Return does not reflect the sales charge or redemption charge, where applicable.

NOTES TO FINANCIAL STATEMENTS                                   CRESTFUNDS, INC.

November 30, 1995

1. ORGANIZATION

CrestFunds, Inc. (the Company) is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, management investment company organized as a Maryland corporation. The Company currently has twelve investment portfolios (individually a Fund and collectively the "Funds"). The Funds offer one or more of three classes of shares, the Trust Class Shares, the Investors Class A Shares and the Investors Class B Shares. The Funds include:

EQUITY FUNDS
Value Fund
Special Equity Fund
Capital Appreciation Fund

BOND FUNDS
Limited Term Bond Fund
  (previously known as Short/Intermediate Bond Fund)
Intermediate Bond Fund
  (previously known as Bond Fund)
Virginia Intermediate Municipal Bond Fund
  (previously known as Virginia Municipal Bond Fund)
Virginia Municipal Bond Fund
Government Bond Fund
Municipal Bond Fund

MONEY MARKET FUNDS
Cash Reserve Fund
U.S. Treasury Money Fund
Tax Free Money Fund

Each Fund, with the exception of the Municipal Bond Fund, has commenced operations prior to November 30, 1995. This report pertains only to those Funds in operation as of November 30, 1995.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the
Funds:

     Security Valuation--Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discount and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investments in equity securities held by the Non-Money Market Funds which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sale price if readily available for each equity securities on each business day; other equity securities traded in the over-the-counter markets and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recent quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Directors supervision.

     Federal Income Taxes--It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

     Dividends and Distributions to Shareholders-- Distribution from net investment income for the Money Market Funds and Bond Funds are declared daily and paid monthly. Each of the Equity Funds declare and pay dividends from net investment income monthly. Any net realized capital gains will be distributed at least annually for all Funds. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of wash sales losses and post October losses.

     Classes--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     Security Transactions and Investment Income--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

     Repurchase Agreements--Each Fund, with the exception of Tax Free Money Fund, Virginia Intermediate Municipal Bond Fund and Virginia Municipal Bond Fund, may invest in repurchase

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.

November 30, 1995

     agreements. The Funds, through their sub-custodian, receive delivery of the underlying securities, whose market value including interest is required to be at least 102% of the resale price. The Funds' investment advisor, Capitoline Investment Services Incorporated, is responsible for determining that the value of these underlying securities remains at least 102% to the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     MANAGEMENT FEES--The Company's investment advisor is Capitoline Investment Services Incorporated (the Advisor), a wholly owned subsidiary of Crestar Bank. Pursuant to an Investment Advisory Agreement, the Advisor is paid for advisory services to each Fund at the annual rate based on the following fee schedule: Cash Reserve Fund, U.S. Treasury Money Fund and Tax Free Money Fund: .40% of each Fund's average daily net assets for the first $500 million of net assets; .35% of each Fund's average daily net assets on the next $500 million of net assets; .30% of each Fund's average daily net assets on all remaining net assets; Capital Appreciation Fund, Value Fund and Special Equity Fund: .75% of each Fund's average daily net assets; Limited Term Bond Fund and Virginia Intermediate Municipal Bond Fund: .50% of each Fund's average daily net assets; Intermediate Bond Fund, Government Bond Fund and Virginia Municipal Bond Fund: .60% of each Fund's average daily net assets. The Advisor has voluntarily agreed to waive a portion of its fee for Virginia Municipal Bond Fund and Government Bond Fund in order to limit Advisory Fee to .50% for each Fund.

     ADMINISTRATION AND DISTRIBUTION FEES--SEI Financial Management Corporation (the Administrator), a wholly-owned subsidiary of SEI Corporation, serves as administrator to the Company. The Administrator provides the Company with administrative services, including fund accounting, and regulatory reporting and is entitled to receive a fee at an annual rate of .15% of the average daily net assets of the Funds. The Administrator has voluntarily agreed to waive a portion of its fee for Virginia Municipal Bond Fund and Government Bond Fund in order to limit operating expenses.

     SEI Financial Services Company (the Distributor), a wholly-owned subsidiary of SEI Corporation, serves as distributor of each Fund's shares pursuant to a distribution agreement with the Company. The Trust Class and Investors Class A shares of the Funds have a separate distribution plan (the 12b-1
     Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the Funds pay the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the Funds. The Distributor has agreed to waive any fees payable pursuant to the 12b-1 Plan.

     In addition, the Investors Class A shares of the Money Market Funds have a distribution plan (the Investors Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the Investors Class A Plan, the Investors Class A shares of the Money Market Funds pay the Distributor as compensation for its services .25% of such Class' average daily net assets. The Distributor has agreed to waive any fees payable pursuant to the Investors Class A Plan.

     The Investors Class B shares of the Funds have a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B Shares Plan, the Investors Class B shares of the Funds pay the Distributor as compensation for its services .75% of the aggregate average daily net assets of such class of the Funds. In addition, pursuant to the B Share Plan, the Distributor is compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing Shareholder support services to investors in B shares. The Distributor has agreed to waive a portion of its fees pursuant to the B Shares Plan in order to limit Distribution Fees to .85% for each Fund.

     TRANSFER AGENT AND CUSTODIAN FEES--Crestar Bank serves as the Company's transfer agent and dividend disbursing agent and is compensated for those services monthly by each Fund at an annual rate of .05% of the Fund's average daily net assets for the Trust Class and .06% of the Fund's average daily net assets for the Investors Class A and Investors Class B. In addition, Crestar Bank serves as the Company's custodian and is compensated at an annual rate of up to .04% of each Fund's average daily net assets.

NOTES TO FINANCIAL STATEMENTS (continued)                       CRESTFUNDS, INC.

November 30, 1995

     CONTINGENT DEFERRED SALES CHARGE (CDSC)-- A CDSC is imposed on certain redemptions of Investors Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Investors Class B shares until the redemption of such shares.

                                                      CONTINGENT
                    FROM DATE OF                    DEFERRED SALES
                      PURCHASE                          CHARGE
                     ---------                     ----------------
      Year 1..................................           5.00%
      Year 2..................................           4.00%
      Year 3..................................           3.00%
      Year 4..................................           3.00%
      Year 5..................................           2.00%
      Year 6..................................           1.00%
      Year 7..................................           0.00%
      Year 8..................................  Conversion to A Shares

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, including U.S. Government securities, other than temporary cash investments, during the period ended November 30, 1995.

                                                PURCHASE     SALES
                                                 (000)       (000)
                                                 ------      ------
Limited Term Bond.............................  $36,043     $ 25,219
Intermediate Bond.............................   32,566       25,742
Government Bond...............................   11,787        2,406
Virginia Intermediate Municipal Bond..........   12,977       16,105
Virginia Municipal Bond.......................    7,838        1,647
Value.........................................  356,076      332,104
Capital Appreciation..........................   90,529       85,423
Special Equity................................   41,413       38,565

At November 30, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation on securities at November 30, 1995, for each Fund is as follows:

                                                              NET
                     APPRECIATION   DEPRECIATION   APPRECIATION/DEPRECIATION
                        (000)          (000)                 (000)
                       --------       --------        ------------------
Limited Term
 Bond..............    $  1,160        $  190               $   970
Intermediate
 Bond..............       3,913           221                 3,692
Government Bond....         550            --                   550
Virginia
 Intermediate
 Municipal Bond....         703           137                   566
Virginia Municipal
 Bond..............         215            --                   215
Value..............      21,605         3,653                17,952
Capital
 Appreciation......       1,662           741                   921
Special Equity.....       8,222         3,150                 5,072

Subsequent to 10/31/95, the Funds recognized net capital losses for tax purposes that have been deferred to 1996 and can be used to offset future capital gains at 11/30/96. The Funds also had capital losses carryforward at 11/30/95, to the extent provided in the regulations for Federal income tax as follows:

                                CAPITAL LOSS
                                 CARRYOVER
FUND                              11/30/95     EXPIRES 2000   EXPIRES 2001
                                  --------      ---------      ---------
Cash Reserve..................   $   86,053       $   --         $   --
Tax Free Money................       10,083        8,372          1,711
Limited Term Bond.............    1,038,806           --             --
Intermediate Bond.............    2,471,343           --             --
Virginia Intermediate
 Municipal Bond...............      942,826           --             --
Capital Appreciation..........           --           --             --
Special Equity................       83,520           --             --

                                                               POST
                                                             10/31/95
FUND                        EXPIRES 2002   EXPIRES 2003   DEFERRED LOSSES
                             ---------      ---------       -----------
Cash Reserve..............   $   71,692      $ 14,361       $        --
Tax Free Money............           --            --                --
Limited Term Bond.........      784,783       254,023                --
Intermediate Bond.........    1,803,687       667,656                --
Virginia Intermediate
 Municipal Bond...........      544,784       398,042                --
Capital Appreciation......           --            --            43,163
Special Equity............           --        83,520                --

5. CONCENTRATION OF CREDIT RISK

The Virginia Intermediate Municipal Bond Fund and the Virginia Municipal Bond Fund invest in debt securities in the state of Virginia. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic or political conditions in that state.

--------------------------------------------------------------------------------

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Company. The report is not authorized for distribution to prospective investors in the Company, unless preceded or accompanied by an effective prospectus. Neither the Company nor SEI Financial Services Company is a bank and Company shares are not obligations of or guaranteed by any bank or insured by the FDIC, the Federal Reserve Board or any other agency. Investing in mutual funds involves risks, including the possible loss of principal amount invested. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that a money market fund will maintain a stable $1.00 share price. SEI Financial Services Company and Crestar Bank are not affiliated.
--------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of CrestFunds, Inc.:

We have audited the accompanying statements of net assets of CrestFunds, Inc. (comprised of the Cash Reserve Fund, U.S. Treasury Money Fund, Tax Free Money Fund, Limited Term Bond Fund, Intermediate Bond Fund, Government Bond Fund, Virginia Intermediate Municipal Bond Fund, Virginia Municipal Bond Fund, Value Fund, Capital Appreciation Fund and Special Equity Fund) as of November 30, 1995, the related statements of operations and of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the CrestFunds, Inc. as of November 30, 1995, the results of their operations, the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
January 19, 1996

SHAREHOLDER VOTING RIGHTS                                       CRESTFUNDS, INC.

(Unaudited)

MAY 4, 1995

The Annual Meeting of Shareholders of the Company was held on May 4, 1995.

At the meeting shareholders voted on two proposals. Each proposal and the results of the voting are set forth below.

I. Proposal to elect the following individuals to the Company's Board of
Directors:

            JESSE F. WILLIAMS III      JOHN BRUCE JAMES JR.     GLEN DOUGLAS POND     DAVID F. FOWLER       JEAN OAKEY
            ----------------------     --------------------     -----------------     ---------------     ---------------
For.......      586,787,835.483           586,802,155.651        586,796,937.937      586,802,042.623     586,802,042.623
Against...          196,801.810               182,481.642            187,699.356          182,594.670         182,594.670
Abstain...                 0.00                      0.00                   0.00                 0.00                0.00

II. Proposal to approve the selection of Deloitte & Touche LLP as independent public accountants of the Company:

For.......      586,751,894.060
Against...          211,619.447
Abstain...           21,123.786

NOTICE TO SHAREHOLDERS OF
THE CRESTFUNDS, INC.

(Unaudited)

For Shareholders that do not have a November 30, 1995 taxable year end, this notice is for informational purposes only. For shareholders with a November 30, 1995 taxable year end, please consult your tax advisor as to the pertinence of the notice.

For the fiscal year ended November 30, 1995, each fund has designated the following items with regard to distributions paid during the year:

                                                                        (A)                (B)                C
                                                                     LONG TERM          ORDINARY            (A+B)
                                                                   CAPITAL GAINS         INCOME             TOTAL
                                                                   DISTRIBUTIONS      DISTRIBUTIONS     DISTRIBUTIONS
                              FUND                                  (TAX BASIS)        (TAX BASIS)       (TAX BASIS)
-----------------------------------------------------------------  --------------     -------------     -------------
Cash Reserve.....................................................         0%               100%              100%
U.S. Treasury....................................................         0%               100%              100%
Tax Free Money Market............................................         0%               100%              100%
Limited Term Bond................................................         0%               100%              100%
Intermediate Bond................................................         0%               100%              100%
Government Bond..................................................         0%               100%              100%
Virginia Intermediate Municipal Bond.............................         0%               100%              100%
Virginia Municipal Bond..........................................         0%               100%              100%
Value............................................................        29%                71%              100%
Capital Appreciation.............................................         6%                94%              100%
Special Equity...................................................        37%                63%              100%

                                                                        (D)                (E)               (F)
                                                                     QUALIFYING        TAX EXEMPT          FOREIGN
                              FUND                                 DIVIDENDS (1)        INTEREST         TAX CREDIT
-----------------------------------------------------------------  --------------     -------------     -------------
Cash Reserve.....................................................         0%                 0%                0%
U.S. Treasury....................................................         0%                 0%                0%
Tax Free Money Market............................................         0%               100%                0%
Limited Term Bond................................................         0%                 0%                0%
Intermediate Bond................................................         0%                 0%                0%
Government Bond..................................................         0%                 0%                0%
Virginia Intermediate Municipal Bond.............................         0%                98%                0%
Virginia Municipal Bond..........................................         0%                83%                0%
Value............................................................        18%                 0%                0%
Capital Appreciation.............................................         5%                 0%                0%
Special Equity...................................................        51%                 0%                0%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.
  * Items (A) and (B) are based on a percentage of each fund's total distributions.
 ** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.